Exhibit 10.3






                             DEL LABORATORIES, INC.
                          EMPLOYEE 401(K) SAVINGS PLAN

















                            AMENDMENT AND RESTATEMENT
                         EFFECTIVE AS OF JANUARY 1, 1997
              (with certain other effective dates as noted herein)

                             DEL LABORATORIES, INC.
                          EMPLOYEE 401(K) SAVINGS PLAN

                            Amendment and Restatement
                         Effective as of January 1, 1997
              (with certain other effective dates as noted herein)
                                TABLE OF CONTENTS
                                -----------------

                                    ARTICLE 1
                                   DEFINITIONS

1.1      ADMINISTRATOR (OR PLAN ADMINISTRATOR)...............................1
         -------------------------------------
1.2      AFFILIATED COMPANY..................................................2
         ------------------
1.3      BENEFICIARY.........................................................2
         -----------
1.4      BOARD OF DIRECTORS..................................................2
         ------------------
1.5      BREAK IN SERVICE....................................................2
         ----------------
1.6      CODE................................................................2
         ----
1.7      COMPENSATION........................................................2
         ------------
1.8      EFFECTIVE DATE......................................................3
         --------------
1.9      EMPLOYEE............................................................3
         --------
1.10     EMPLOYER............................................................3
         --------
1.11     EMPLOYER DISCRETIONARY CONTRIBUTION.................................3
         -----------------------------------
1.12     EMPLOYER DISCRETIONARY CONTRIBUTION ACCOUNT.........................3
         -------------------------------------------
1.13     ENTRY DATE..........................................................3
         ----------
1.14     ERISA...............................................................3
         -----
1.15     HIGHLY COMPENSATED EMPLOYEE.........................................3
         ---------------------------
1.16     HOUR OF SERVICE.....................................................4
         ---------------
1.17     LEAVE OF ABSENCE....................................................6
         ----------------
1.18     NON-HIGHLY COMPENSATED EMPLOYEE.....................................6
         -------------------------------
1.19     NORMAL RETIREMENT AGE...............................................6
         ---------------------
1.20     NORMAL RETIREMENT DATE..............................................6
         ----------------------
1.21     PARTICIPANT.........................................................7
         -----------
1.22     PLAN................................................................7
         ----
1.23     PLAN ACCOUNT (OR ACCOUNT)...........................................7
         -------------------------
1.24     PLAN SPONSOR........................................................7
         ------------
1.25     PLAN YEAR...........................................................7
         ---------
1.26     QUALIFIED NONELECTIVE CONTRIBUTION ACCOUNT..........................7
         ------------------------------------------
1.27     ROLLOVER CONTRIBUTION ACCOUNT.......................................7
         -----------------------------
1.28     SALARY REDUCTION CONTRIBUTION.......................................7
         -----------------------------
1.29     SALARY REDUCTION CONTRIBUTION ACCOUNT...............................7
         -------------------------------------
1.30     TRUST...............................................................7
         -----
1.31     TRUST FUND..........................................................7
         ----------
1.32     TRUSTEE.............................................................7
         -------
1.33     VALUATION DATE......................................................7
         --------------
1.34     YEAR OF SERVICE.....................................................7
         ---------------

                                    ARTICLE 2
                          ELIGIBILITY FOR PARTICIPATION

2.1      INITIAL ELIGIBILITY..................................................8
         -------------------
2.2      REHIRED PARTICIPANTS.................................................8
         --------------------
2.3      PROCEDURE FOR AND EFFECT OF ADMISSION................................9
         -------------------------------------

                                    ARTICLE 3
                                  CONTRIBUTIONS

3.1      SALARY REDUCTION CONTRIBUTIONS BY PARTICIPANTS.......................9
         ----------------------------------------------
3.2      EMPLOYER DISCRETIONARY CONTRIBUTIONS................................11
         ------------------------------------
3.3      DEDUCTIBILITY OF CONTRIBUTIONS......................................11
         ------------------------------
3.4      LIMITS ON ANNUAL ADDITIONS..........................................11
         --------------------------
3.5      DISPOSITION OF EXCESS ANNUAL ADDITIONS..............................13
         --------------------------------------
3.6      CONTRIBUTIONS TO ROLLOVER CONTRIBUTION ACCOUNT......................14
         ----------------------------------------------
3.7      DEFINITION OF "ROLLOVER CONTRIBUTION"...............................14
         -------------------------------------
3.8      DISTRIBUTION OF EXCESS DEFERRALS....................................14
         --------------------------------
3.9      DISTRIBUTION OF EXCESS CONTRIBUTIONS................................15
         ------------------------------------
3.10     PARTICIPANTS' INVESTMENT ELECTIONS..................................16
         ----------------------------------
3.11     MILITARY SERVICE BENEFITS...........................................17
         -------------------------

                                    ARTICLE 4
                                  DISTRIBUTIONS

4.1      RETIREMENT..........................................................17
         ----------
4.2      DEATH OF PARTICIPANT................................................17
         --------------------
4.3      DISABILITY..........................................................18
         ----------
4.4      TERMINATION PRIOR TO RETIREMENT.....................................19
         -------------------------------
4.5      REHIRED PARTICIPANT.................................................19
         -------------------
4.6      COMMENCEMENT OF BENEFITS............................................20
         ------------------------
4.7      NOTICE REQUIREMENTS.................................................20
         -------------------
4.8      CASH-OUT DISTRIBUTIONS..............................................21
         ----------------------
4.9      DIRECT ROLLOVERS....................................................21
         ----------------
4.10     REQUIRED DISTRIBUTIONS (FOR PLAN YEARS BEGINNING
         PRIOR TO JANUARY 1, 2001)...........................................22
         ------------------------------------------------
4.11     REQUIRED DISTRIBUTIONS (FOR PLAN YEARS BEGINNING
         ON AND AFTER JANUARY1, 2001)........................................22
         ------------------------------------------------
4.12     FORMS OF BENEFITS (FOR PLAN YEARS BEGINNING
         PRIOR TO JANUARY 1, 2002) ..........................................23
         -------------------------------------------
4.13     FORMS OF BENEFIT (FOR PLAN YEARS BEGINNING ON AND
         AFTER JANUARY 1, 2002)..............................................23
         -------------------------------------------------
4.14     STANDARD BENEFIT PROVISIONS
         (FOR PLAN YEARS BEGINNING PRIOR TO JANUARY 1, 2002).................23
         ---------------------------------------------------

                                    ARTICLE 5
                                 ADMINISTRATION

5.1      ADMINISTRATION......................................................27
         --------------

                                    ARTICLE 6
                                THE ADMINISTRATOR

6.1      MEMBERS.............................................................27
         -------
6.2      PROCEDURE...........................................................28
         ---------
6.3      POWERS AND RESPONSIBILITIES.........................................28
         ---------------------------
6.4      CERTIFICATIONS AND INVESTIGATIONS...................................29
         ---------------------------------
6.5      CLAIMS PROCEDURE....................................................29
         ----------------
6.6      ADVICE..............................................................30
         ------
6.7      DELEGATION..........................................................30
         ----------
6.8      LIABILITY; INDEMNIFICATION..........................................31
         --------------------------
6.9      INSURANCE...........................................................31
         ---------
6.10     BONDING.............................................................31
         -------
6.11     COMPENSATION........................................................31
         ------------

                                            ARTICLE 7
                                        TRUST AND TRUSTEE

7.1      TRUST FUND..........................................................31
         ----------
7.2      TRUSTEE CONTROL.....................................................32
         ---------------
7.3      INVESTMENT OPTIONS..................................................32
         ------------------

                                            ARTICLE 8
                                            AMENDMENT

8.1      AMENDMENT...........................................................32
         ---------
8.2      PROCEDURE...........................................................33
         ---------

                                            ARTICLE 9
                                           TERMINATION

9.1      RIGHT TO TERMINATE..................................................33
         -------------------
9.2      EFFECT OF TERMINATION...............................................33
         ---------------------
9.3      PROCEDURE...........................................................33
         ---------
9.4      MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE
         EMPLOYER............................................................34
         --------
9.5      MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE PLAN
         -------------------------------------------------------
          ...................................................................34

                                   ARTICLE 10
                      PROVISIONS TO PREVENT DISCRIMINATION

10.1     NOSS.401(A) DISCRIMINATION...........................................34
         --------------------------
10.2     UNIFORM TREATMENT....................................................34
         -----------------

                                   ARTICLE 11
                    IN-SERVICE WITHDRAWALS FROM PLAN ACCOUNTS

11.1     HARDSHIP WITHDRAWALS................................................34
         --------------------
11.2     WITHDRAWALS AFTER AGE FIFTY-NINE AND ONE-HALF (59 1/2)..............35
         ------------------------------------------------------
11.3     WITHDRAWALS FROM ROLLOVER CONTRIBUTION ACCOUNTS.....................35
         -----------------------------------------------

                                   ARTICLE 12
                              TOP HEAVY PROVISIONS

12.1     TOP HEAVY REQUIREMENTS..............................................36
         ----------------------
12.2     TOP HEAVY PLAN DEFINITIONS..........................................38
         --------------------------

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1     NO RIGHT TO EMPLOYMENT..............................................40
         ----------------------
13.2     HEADINGS; CONSTRUCTION..............................................40
         ----------------------
13.3     COUNTERPARTS........................................................40
         ------------
13.4     GOVERNING LAW.......................................................40
         -------------
13.5     RULES AND REGULATIONS...............................................40
         ---------------------
13.6     LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN......................40
         ----------------------------------------------
13.7     NO ASSIGNMENT OF BENEFITS...........................................41
         -------------------------
13.8     EXCLUSIVE BENEFIT...................................................41
         -----------------
13.9     WITHDRAWAL OR TERMINATION BY AN EMPLOYER............................42
         ----------------------------------------
13.10    STATUTE OF LIMITATIONS..............................................42
         ----------------------

                             DEL LABORATORIES, INC.
                          EMPLOYEE 401(K) SAVINGS PLAN

                            Amendment and Restatement
                         Effective as of January 1, 1997
              (with certain other effective dates as noted herein)


         This amended and restated Plan, the Del Laboratories, Inc. Employee 401(k) Savings Plan (the "Plan"), is adopted, effective as of January 1, 1997, by Del Laboratories, Inc. (the "Plan Sponsor") and certain other participating employers (collectively, the "Employer"). This amended and restated Plan is designed to afford eligible employees an opportunity to increase their security at retirement through their own savings and through Employer contributions during their periods of active employment while this Plan remains in effect.

         Accordingly, the Employer wishes to adopt this amended and restated Plan, effective as of January 1, 1997, subject, however, to such amendments as may be required by the Internal Revenue Service in order that the Plan may qualify as a tax-qualified "profit-sharing" plan and conditioned on such qualification.

         Except as is otherwise provided in the Plan or by applicable law, the terms of the Plan, as amended and restated, shall apply only with respect to Plan Years (or other applicable twelve (12) month periods, as the case may be) commencing on or after January 1, 1997. Except as is otherwise provided in the Plan or by applicable law, the terms of the Plan, as amended and restated, shall apply only with respect to individuals who are Employees on or after January 1, 1997, and the rights, benefits and interests of any Employees who died, retired or otherwise terminated his employment with the Employer prior to January 1, 1997 shall be determined under the provisions of the Plan as in effect on the date such former Employees died, retired or otherwise terminated his employment with the Employer.

         Effective as of January 1, 2002, except as otherwise provided, this amendment and restatement of the Plan is intended to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amended and restated Plan is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.

                                    ARTICLE 1
                                   DEFINITIONS

         The following terms, when used in this Plan, have the meanings set forth below, unless different meanings are clearly required by the context:

         1.1 ADMINISTRATOR (OR PLAN ADMINISTRATOR) means the Plan administrator provided for in Article 6 of this Plan.

         1.2 AFFILIATED COMPANY means any corporation, trade or business during any period in which it is, along with the Plan Sponsor, a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as described in Code ss.414(b), 414(c), 414(m) or 414(o).

         1.3 BENEFICIARY means, except as provided in Section 4.2, the person or persons designated by the Participant on his designation form as being entitled to receive the Participant's Plan Account upon the Participant's death, or, in some cases, after the death of the Participant's designated Beneficiary. If there is no designated Beneficiary, a Participant's Beneficiary shall be his surviving spouse, or if he has no surviving spouse, his children, or if he has no surviving children, his parents, or if he has no surviving parents, his estate.

         1.4 BOARD OF DIRECTORS means the board of directors of Del Laboratories, Inc.

         1.5 BREAK IN SERVICE shall occur at the end of any Plan Year during which an Employee is not credited with more than five hundred (500) Hours of Service.

         1.6 CODE means the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as amended from time to time.

         1.7 COMPENSATION means the amount of regular, recurring pay for services reflected as federal taxable wages on the Participant's W-2 Income Statement including all amounts paid as wages, bonuses, commissions, overtime, and all other fees and reimbursements paid by the Employer to a Participant during each Plan Year (or portion thereof) during which such person is a Participant, plus amounts which are paid out of an Employee's remuneration from the Employer and which are "elective contributions" which are not includible in gross income under Code ss.125, 402(e)(3), 402(h)(1)(B), 403(b) or (as of January 1, 2001) ss.132(f)(4), deferrals under an eligible deferred compensation plan within the meaning of Code ss.457(b) or employer "pick-up" contributions (under governmental plans) within the meaning of Code ss.414(h)(2). Compensation received in a single payment in lieu of a salary increase shall be included. Compensation for both salaried and hourly paid Employees shall not include Employer Discretionary Contributions made to this Plan, Employer contributions made to other Employer retirement benefit plans, or any other non-taxable fringe benefits, or any extraordinary remuneration such as loan forgiveness or income due to the exercise of stock options. If a Participant is employed by more than one participating Employer, his Compensation from all such participating Employers shall be aggregated. If the status of an Employee changed during the year from a category of employment not eligible for participation to a category of employment eligible for participation (or vice versa), the Participant's Compensation shall be based on his period of employment while the Participant was employed in a category of employment eligible for participation.

                  Notwithstanding any other provision of this Plan, the Compensation of any Participant taken into account under the Plan for any year may not exceed the dollar limit under Code ss.401(a)(17). This dollar limitation shall be adjusted automatically at the same time and in the same manner as any cost-of-living adjustment made by the Secretary of the Treasury under Code ss.415(d) (as modified by Code ss.401(a)(17)). The Code ss.401(a)(17) dollar limit is one hundred seventy thousand dollars ($170,000) for 2001.

                  Notwithstanding the preceding, the annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code ss.401(a)(17)(B).

         1.8 EFFECTIVE DATE means January 1, 1997, the effective date of this amendment and restatement of the Plan. The initial effective date of the Plan was January 1, 1986.

         1.9 EMPLOYEE means any person employed by the Employer, except the term Employee shall not include: (a) any employee of the Employer who is a member of a collective bargaining unit covered under a collective bargaining agreement unless the collective bargaining agreement provides for the employee's participation in the Plan, (b) any leased employee (as defined in the Code ss.414(n)) of the Employer, or (c) any person who is not classified by the Employer as a common law employee of the Employer for the period during which the person is not so classified by the Employer notwithstanding the later reclassification by a court or any regulatory agency of the person as a common law employee of the Employer.

         1.10 EMPLOYER means the Plan Sponsor and such other Affiliated Companies or other entity which, with the consent of its governing body and the Board of Directors, adopts this Plan for the benefit of its eligible Employees, and any successor or successors thereto.

         1.11 EMPLOYER DISCRETIONARY CONTRIBUTION means the amounts attributable to contributions made under Section 3.2.

         1.12 EMPLOYER DISCRETIONARY CONTRIBUTION ACCOUNT means that portion of a Participant's Plan Account which is attributable to contributions made under Section 3.2 and investment results thereon.

         1.13 ENTRY DATE shall mean (for periods prior to April 1, 2000) each January 1 and July 1 during which the Plan is in effect. From April 1, 2000 to December 31, 2000 (inclusive), Entry Date means each January 1, April 1, July 1 and October 1 during which the Plan is in effect. Effective as of January 1, 2001, Entry Date means the first day of each calendar month in the Plan Year.

         1.14 ERISA means the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder, as amended from time to time.

         1.15 HIGHLY COMPENSATED EMPLOYEE. The term Highly Compensated Employee includes active Highly Compensated Employees and former Highly Compensated Employees, as described in Code ss.414(q), which currently provides as follows:

                  An active Highly Compensated Employee includes any Employee who performs service for the Employer during the "determination year" and who
(i) was a five percent (5%) owner as defined in Code ss.416(i)(1) at any time during the "look-back year" or determination year or (ii) during the look-back year, received compensation (as defined below) from the Employer in excess of eighty thousand dollars ($80,000) (as adjusted pursuant to ss.415(d) of the Code).

                  For this purpose, except as otherwise provided in this paragraph, the determination year shall be the Plan Year. The look-back year shall be the twelve (12) month period immediately preceding the determination year.

                  A former Highly Compensated Employee includes any Employee who separated from service (or was deemed to have separated from service) prior to the determination year, performs no service for the Employer during the determination year, and was an active Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

                  The determination of who is a Highly Compensated Employee will be made in accordance with ss.414(q) of the Code.

                  In determining whether an individual is a Highly Compensated Employee, the term "compensation" means compensation as defined in Section 3.4, or any other definition selected by the Administrator which is permitted under Code ss.415(c)(3), which is received by the individual from the Employer during the determination year or from the Employer during the look-back year, as applicable, including (i) for Plan Years beginning prior to January 1, 1998, elective or salary reduction contributions to a cafeteria plan under ss.125 of the Code, a cash or deferred arrangement under ss.401(k) of the Code, or a simplified employee pension under ss.402(h) of the Code and (ii) for Plan Years beginning after December 31, 1997, elective salary reduction contributions to a cafeteria plan under ss.125 of the Code, a cash or deferred arrangement under ss.401(k) of the Code, a simplified employee pension under ss.408(k) of the Code, a simple plan under ss.408(q) of the Code, or a plan under ss.457 of the Code.

                  Effective as of January 1, 2001, in determining whether an individual is a Highly Compensated Employee, the term "compensation" includes elective amounts that are not includible in gross income of the employee by reason of ss.132(f)(4) of the Code (relating to qualified transportation fringe benefits).

         1.16 HOUR OF SERVICE means each hour for which an Employee is directly or indirectly compensated by the Employer for the performance of duties for the Employer, or for reasons other than the performance of such duties (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, and each hour for which back pay is either awarded or granted to such Employee by the Employer, regardless of mitigation of damages. In computing and crediting Hours of Service for periods during which the Employee does not perform duties for the Employer, no more than five hundred one (501) Hours of Service shall be credited for any single continuous period of nonperformance of duties for the Employer, and the rules set forth in ss.ss.2530.200b-2(b) and (c) of Department of Labor Regulations shall apply, and those rules are incorporated herein by reference.

                  Solely for purposes of determining whether a Break in Service has occurred, an Employee who is absent for maternity or paternity reasons or on other authorized leave will receive credit for up to five hundred one (501) Hours of Service for the Hours of Service which would otherwise have been credited to the Employee had the Employee not been absent, or if those

Hours of Service cannot be determined, eight (8) Hours or Service for each day of absence. The Hours of Service credited for a maternity or a paternity absence shall be credited in the year the absence begins if necessary to prevent a Break in Service for that year or in any other case, in the immediately following year. An absence for maternity or paternity reasons means an absence (1) because of the individual's pregnancy, (2) because of the birth of the individual's child, (3) because of the individual's adoption of a child or (4) for purposes of caring for the individual's child beginning immediately following the child's birth or placement with the individual.

                  If an Employee receives full pay during any authorized Leave of Absence, and he returns to work after such absence, he shall be credited with an Hour of Service for each hour for which he was paid.

                  If an Employee is on a paid sick leave, he shall be credited with an Hour of Service for each hour that he would have normally worked during such leave.

                  If an Employee is absent in military service, and he retained reemployment rights under the law, and he completed requirements under the law as to reemployment and was reemployed, he shall be credited with an Hour of Service for each hour that would have normally worked had he not entered military service solely for purposes of determining his vested rights; and

                  If an Employee transfers to an employment status which is ineligible to participate in this Plan, he will continue to be credited with Hours of Service as described above, for purpose of determining his vested rights. However, he will receive no Hours of Service for purposes of determining his accrued benefit after the date of his change in employment status.

                  An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed, is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers compensation, unemployment compensation or disability insurance laws; and

                  Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                  An Hour worked at overtime or premium pay will count as only one (1) Hour of Service under the Plan.

                  An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded to or agreed to by the Employer. The same Hours of Service shall not be credited more than once for any authorized Leave of Absence, paid sick leave, or transfer of employment status. Crediting of Hours of Service for back pay awarded shall be subject to the limitations set forth in this section.

                  Hours of Service will be credited based upon the relevant payroll records maintained by the Employer. However, an Employee for whom records of actual hours worked are not maintained shall be deemed to have worked, and will receive credit for, forty-five (45) Hours of Service per any week or ten (10) Hours of Service for any day in which he would be credited with any Hours of Service if his hours were directly recorded.

                  An Hour of Service shall also be credited for reasons other than the performance of duties in accordance with Department of Labor Regulation
Section 2530.200b-2(b). Further, the computation periods used for purposes of crediting Hours of Service shall be in accordance with Department of Labor Regulation Section 2530.200b-2(c).

         1.17     LEAVE OF ABSENCE means any of the following:

                  (a) Absence on leave granted by the Employer for any cause for the period stated in such leave, or, if no period is stated, then for two (2) months and any extensions that the Employer may grant in writing.

                  (b) Absence in any circumstance so long as the Employee continues to receive his regular compensation from the Employer.

                  (c) Absence for active duty in the armed forces of the United States in time of war or national emergency, or through the operation of a compulsory military service law of the United States, provided that during any period of such active duty, the Employee retains his reemployment rights under the law.

                           A "Leave of Absence" shall cease to be a "Leave of
Absence" and shall be deemed a Break in Service (unless the Employee has more than five hundred (500) Hours of Service in such Plan Year) as of the first day of such absence if the Employee fails to return to the Service of the Employer
(i) within (5) days of expiration of any Leave of Absence referred to in paragraph (a) hereof, (ii) within (5) days of such time as the payment of regular compensation is discontinued as referred to in paragraph (b) hereof,
(iii) within three (3) months after his discharge or release from military duty, or if the Employee does not return to service with the Employer within the said three (3) month period by reason of a disability incurred while in the armed forces, if he returns to service with the Employer upon the termination of such disability as evidenced by release from confinement in a military veterans hospital, or (iv) upon recovery from illness or disability. The Employer shall be the sole judge of whether or not recovery has occurred for the purpose.

         1.18 NON-HIGHLY COMPENSATED EMPLOYEE means an Employee who is not a Highly Compensated Employee.

         1.19 NORMAL RETIREMENT AGE means the Participant's sixty-fifth (65th) birthday.

         1.20 NORMAL RETIREMENT DATE means the first day of the month coinciding with or next following a Participant's attainment of Normal Retirement Age.

         1.21 PARTICIPANT means any Employee who participates in the Plan as provided in Article 2 or who makes a contribution to a Rollover Contribution Account. A Participant shall continue to be a Participant as long as he has a Plan Account.

         1.22 PLAN means the Del Laboratories, Inc. Employee 401(k) Savings Plan as set forth in this document and as amended from time to time.

         1.23 PLAN ACCOUNT (OR ACCOUNT) means the amount held under this Plan for the benefit of a Participant or his Beneficiary, and shall equal the sum as to each Participant of the Participant's Salary Reduction Contribution Account, Qualified Nonelective Contribution Account, Employer Discretionary Contribution Account, Rollover Contribution Account and such other subaccounts as the Administrator may deem necessary.

         1.24 PLAN SPONSOR means Del Laboratories, Inc., or any successor thereto.

         1.25 PLAN YEAR means the twelve (12) month period beginning each January 1 and ending each December 31 during which this Plan is in effect.

         1.26 QUALIFIED NONELECTIVE CONTRIBUTION ACCOUNT means that portion of a Participant's Plan Account which is attributable to contributions made under
Section 3.1(h) and investment results thereon.

         1.27 ROLLOVER CONTRIBUTION ACCOUNT means that portion of a Participant's Plan Account which is attributable to contributions made under
Section 3.6, and investment results thereon.

         1.28 SALARY REDUCTION CONTRIBUTION means the amounts attributable to contributions made under Section 3.1.

         1.29 SALARY REDUCTION CONTRIBUTION ACCOUNT means that portion of a Participant's Plan Account which is attributable to contributions made under
Section 3.1(a), and investment results thereon.

         1.30 TRUST means the trust established under this Plan or under a separate trust agreement which forms a part of this Plan.

         1.31 TRUST FUND means the assets of the Trust.

         1.32 TRUSTEE means the trustee of the Trust serving as such from time to time.

         1.33 VALUATION DATE means each business day, or any other date or dates during a Plan Year chosen by the Administrator as of which the Trust Fund is valued pursuant to Article 7.

         1.34 YEAR OF SERVICE means a calendar year, before or after the Effective Date, during which an Employee is credited with at least one thousand (1,000) Hours of Service.

                  If an Employee incurs a one (1) year Break in Service, the Employee's Years of Service before the Break in Service will be taken into account only if the Employee subsequently becomes an Employee and completes one
(1) Year of Service.

                  In the case of any Participant who incurs five (5) consecutive one (1) year Breaks in Service, Years of Service completed after such five (5) year period shall not be taken into account for purposes of determining the Participant's vested interest in benefits derived from Employer Discretionary Contributions which accrued before such five (5) year period.

                  In the case of an Employee who incurs five (5) consecutive one
(1) year Breaks in Service, Years of Service before such five (5) year period shall apply for purposes of determining the vesting percentage of the Employer Discretionary Contribution Account allocated after such Breaks in Service if either the Employee was vested prior to incurring the Breaks in Service or the number of one (1) year Breaks in Service is less than the number of Years of Service prior to such Breaks in Service.

                  If the Employer is a member of a controlled group of employers within the meaning of Code ss.414(b), (c), (m) or (o), Years of Service shall be determined as if all members of the controlled group were a single employer, excluding, however, employment during periods when the Employer was not a member of the controlled group.

                  In the case of an Employee who is absent from service with the Employer or an Affiliated Company solely by reason of military service under circumstances by which such Employee is afforded reemployment rights under any applicable Federal or State statute or regulation, such Employee shall be deemed not to have terminated employment or have been absent from service with the Employer or an Affiliated Company if such Employee returns to service with the Employer or an Affiliated Company before the expiration of such reemployment rights; provided, however, if such Employee fails to return to service with the Employer or an Affiliated Company before the expiration of such reemployment rights, such Employee shall be deemed to have terminated employment on the first day on which such Employee was first absent from service with the Employer or an Affiliated Company by reason of such military service.

                                    ARTICLE 2
                          ELIGIBILITY FOR PARTICIPATION

         2.1 INITIAL ELIGIBILITY. Each Employee shall be eligible to become a Participant on the Entry Date following such Employee's date of hire and attainment of age twenty-one (21) provided he is still an Employee on such Entry Date. For Plan Years prior to April 1, 2000, an Employee must further complete, or have completed, six (6) months of service with the Employer prior to becoming eligible to participate in the Plan.

         2.2 REHIRED PARTICIPANTS. A Participant who ceases to be an Employee for any reason and who subsequently becomes an Employee will be eligible to participate in this Plan on the later of (a) the first day he again becomes an Employee or (b) the first day he satisfies the requirements of Section 2.1.

         2.3 PROCEDURE FOR AND EFFECT OF ADMISSION. Each Employee who is eligible to participate in accordance with Section 2.1 shall complete such forms and provide such data as are required by the Plan Administrator as a precondition to Plan participation. In order to have a Salary Reduction Contribution made to an Account, an Employee must enter into a salary reduction agreement electing to reduce his salary by an amount equal to his Salary Reduction Contribution. The Plan Administrator shall determine the earliest date as of which Salary Reduction Contributions may commence. By becoming a Participant, an Employee shall for all purposes be deemed conclusively to have assented to the provisions of the Plan.

                                    ARTICLE 3
                                  CONTRIBUTIONS

         3.1      SALARY REDUCTION CONTRIBUTIONS BY PARTICIPANTS.

                  (a) Each Employee who has met the applicable eligibility requirements may make a salary reduction election to reduce his Compensation per payroll period in an amount equal to any whole percentage of his Compensation which is not less than one percent (1%) nor more than twenty percent (20%) (fifteen percent (15%) for periods prior to April 1, 2000), subject, however, to the Employer's right to amend or revoke his election as provided in Sections 3.1(d) and 3.1(e) below. In addition, a Participant's Salary Reduction Contributions to the Plan, and to all other plans, contracts or arrangements subject to Code ss.402(g), during any calendar year may not exceed the dollar limitation applicable to the Plan under ss.402(g) of the Code (ten thousand five hundred dollars ($10,500) for 2001) except to the extent permitted under Section 3.1(i) and Code ss.414(v), if applicable. The dollar limitation under ss.402(g) is $11,000 for 2002. This dollar limit shall be adjusted automatically by the cost-of-living adjustment factor prescribed by the Secretary of the Treasury at the same time and in the same manner as the cost-of-living adjustment applied under Code ss.415(d) (as modified by Code ss.402(g)).

                  (b) Contributions will be made by the Employer to the Salary Reduction Contribution Account of each Participant in an amount equal to the amount of the Participant's reduction in Compensation. All Salary Reduction Contribution Accounts shall be one hundred percent (100%) vested at all times.

                  (c) Salary reduction elections shall be made in writing on such forms, and shall be subject to such uniform administrative rules, as the Administrator shall establish. A Participant may amend or revoke his salary reduction election at such times and with such frequency as the Administrator's uniform rules shall permit.

                  (d) The Employer shall have the right to amend or revoke a Participant's salary reduction election (i) if such election causes the Participant's contributions to exceed the limits imposed by this Section, or
(ii) to insure that this Plan meets the deferral percentage tests of Code ss.401(k)(3).

                  (e) The Plan at all times shall be administered so as to comply with the provisions of Code ss.401(k)(3) and any subsequent Internal Revenue Service guidance relating thereto. For purposes of testing compliance with Code ss.401(k)(3), the definition of

"compensation" will be the definition designated by the Administrator from year to year, and may be limited to compensation during that portion of the Plan Year that the Employee was a Participant, as permitted under applicable law. For purposes of testing compliance with Code ss.401(k)(3), the Employer shall use the prior Plan Year's average deferral percentage of Non- Highly Compensated Employees to determine the permitted average deferral percentage of Highly Compensated Employees for the Plan Year.

                  (f) The Employer also may uniformly amend or revoke all Participants' salary reduction elections if the full amount of Salary Reduction Contributions to the Plan cannot be made for any Plan Year because the full amount of Salary Reduction Contributions for a Plan Year will exceed the amount deductible by the Employer under Code ss.404 (including carryovers) for the applicable fiscal year of the Employer.

                  (g) Any amendment or revocation of a Participant's salary reduction election by the Employer must be made in writing to the Participant stating the amount of the Salary Reduction Contribution which the Employer will accept. If the Employer amends or revokes a Participant's salary reduction election for a Plan Year, any excess of Salary Reduction Contributions already made with respect to the Participant for such Plan Year over the amount of such contributions allowed with respect to the Participant for such Plan Year shall be returned to the Participant as provided below.

                  (h) If, at the end of any Plan Year, it appears to the Employer that the average deferral percentage test of Code ss.401(k)(3) will not be met, the Employer, in lieu of amending or revoking salary reduction elections as permitted above, may elect to make an additional contribution for the benefit of Participants who are Non-Highly Compensated Employees. The additional contribution shall be allocated in the same manner as Employer Discretionary Contributions or in any other manner determined by the Employer. Such additional contribution shall be added to the Qualified Nonelective Contribution Accounts of Participants on whose behalf it is made and shall be immediately one hundred percent (100%) vested and, except as otherwise provided herein, shall be subject to the distribution provisions and limitations which are applicable to Salary Reduction Contributions to the Plan. The amount of the additional contribution shall be such that the average deferral percentage test of ss.401(k)(3) of the Code will be met. The additional contribution shall be deposited to Participants' Accounts not later than the earlier of (i) the date which is prescribed by law for filing the Employer's income tax return (including any extension thereof) for the taxable year to which the contribution relates, or
(ii) the last day of the twelve (12) month period immediately following the Plan Year to which the contribution relates. A Participant may not elect to receive any portion of the additional contribution as current Compensation.

                  (i) Effective for Plan Years after December 31, 2001, all Employees who are eligible to make Salary Reduction Contributions under this Plan and who have attained age fifty (50) before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code ss.414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code ss.ss.402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code ss.401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416, as applicable, by reason of the making of such catch-up contributions.

         3.2 EMPLOYER DISCRETIONARY CONTRIBUTIONS. An Employer Discretionary Contribution may be made by the Employer for any Plan Year during which the Plan is effective, and shall be allocated among the Employer Discretionary Contribution Accounts of all Participants eligible for an allocation hereunder. The amount of any contribution will be established each year at the discretion of the Board of Directors of the Employer, and the contribution for each Participant shall be made annually or more frequently as the Employer may determine. A Participant is eligible for an allocation of any contribution under this Section for a Plan Year if the Participant has been credited with at least one thousand (1,000) Hours of Service during the Plan Year.

                  The Employer Discretionary Contribution for each Plan Year will be allocated to the Employer Discretionary Contribution Accounts of those Participants who received Compensation from the Employer during the Plan Year and who are entitled to participate in the allocation for the Plan Year according to the ratio that each Participant's Compensation for the Plan Year bears to the total of all such Participants' Compensation for that Plan Year.

         3.3 DEDUCTIBILITY OF CONTRIBUTIONS. Employer contributions for a Plan Year shall not exceed an amount which, when combined with all other contributions under the Plan for the Plan Year, equals the maximum contribution which would be deductible by the Employer under Code ss.404 (including carryovers) for the applicable fiscal year of the Employer.

         3.4      LIMITS ON ANNUAL ADDITIONS.

                  (a) BASIC LIMITATIONS. Notwithstanding any other provision of this Plan, for Plan Years before January 1, 2002, a Participant's total annual additions under this Plan for any Plan Year shall not exceed the lesser of (a) thirty thousand dollars ($30,000) (as indexed), or (b) twenty-five percent (25%) of the Participant's compensation for such Plan Year. "Annual additions" for this purpose means the sum of (i) contributions under Sections 3.1 and 3.2 of this Plan allocable to the Participant's Plan Account, (ii) any forfeitures allocable to the Participant's Plan Account and, (iii) amounts treated as annual additions under ss.415(1) and ss.419(d)(2) of the Code.

                           For purposes of this Section, "compensation" refers
to the Participant's earned income, wages, salaries, and fees for professional services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and excluding the following:

                           (i) Employer contributions to a plan of deferred
compensation which are not includible in the Participant's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Participant, or any distributions from a plan of deferred compensation;

                           (ii) Amounts realized from the exercise of a
non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (iii) Amounts realized from the sale, exchange or
other disposition of stock acquired under a qualified stock option; and

                           (iv) Other amounts which received special tax
benefits.

                           For purposes of applying the limitations of this
Section, compensation for a limitation year is the Compensation actually paid or includible in gross income during such year.

                           Notwithstanding the preceding sentence, compensation
for a Participant who is permanently and totally disabled (as defined in Code ss.22(e)(3)) is the compensation such Participant would have received for the limitation year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled. Such imputed compensation for the disabled Participant may be taken into account only if contributions made on behalf of such Participant are nonforfeitable when made.

                           Notwithstanding the preceding, effective for Plan
Years beginning on or after January 1, 1998, "compensation" shall include any elective deferral (as defined in Code ss.402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code ss.125, 457 or (effective as of January 1, 2001) 132(f)(4).

                           Notwithstanding any other provision of this Plan, for
Plan Years beginning on and after January 1, 2002, except to the extent permitted under Section 3.1(i) regarding catch- up contributions and Code ss.414(v), if applicable, a Participant's total annual additions under this Plan for any Plan Year shall not exceed the lesser of (a) forty thousand dollars ($40,000), as adjusted for increases in the cost-of-living under Code ss.415(d), or (b) one hundred percent (100%) of the Participant's compensation, within the meaning of Code ss.415(c)(3), for such Plan Year. The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code ss.401(h) or Code ss.419A(f)(2)) which is otherwise treated as an annual addition.

                  (b) COMBINED LIMITATIONS. After any reduction in any benefit under a defined benefit plan pursuant to the following paragraph, if a Participant participates in any other defined contribution plan sponsored by the Employer which is qualified under Code ss.401(a), his annual additions under such plan shall be aggregated with his annual additions under this Plan, and his annual additions under this Plan shall be reduced, if necessary, so that the aggregate of such annual additions does not exceed the limitations set forth in
(a) above.

                           For limitation years commencing before January 1,
2000, if a Participant participates or has participated in any defined benefit pension plan sponsored by the Employer which is qualified under Code ss.401(a), his benefit under the defined benefit pension plan shall be reduced, if necessary, so that the sum of (i) and (ii) below does not exceed 1.0 for any Plan Year:

                           (i) (A) the projected annual normal retirement
benefit (assuming continued employment until such Participant's normal retirement date and constancy of all relevant factors) of the Participant under the defined benefit pension plan, determined as of the close of the Plan Year, divided by

                                    (B) the lesser of (I) 1.25 times the dollar
limitation in effect under Code ss.415(b)(1)(A) as of the close of such Plan Year or (II) 1.4 times the Participant's average compensation for his "high three years" (where "high three years" refers to the period of three (3) consecutive calendar years yielding the highest such average and during which the Participant was a participant in the defined benefit pension plan), plus
(ii) (A) the sum of the annual additions credited to the Participant under this Plan (and all other defined contribution plans required to be aggregated with this Plan) for the current Plan Year and all prior Plan Years, determined as of the close of the Plan Year, less any amounts permitted to be subtracted from such sum under ss.235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982, divided by

                                    (B) the lesser of (I) 1.25 times the dollar
limitation in effect under Code ss.415(c)(1)(A) (determined without regard to Code ss.415(c)(6)) for the current Plan Year and for all prior years of the Participant's employment with the Employer (regardless of whether a defined contribution plan was in effect for those years), or (II) thirty-five percent (35%) of the Participant's compensation for the current Plan Year and for prior years of the Participant's employment with the Employer (regardless of whether a defined contribution plan was in effect for those years).

                           If the fraction produced under (ii) above would
exceed 1.0, even after the reduction in the Participant's benefits under the defined benefit pension plan, which shall be done first, then the contributions for the Participant under this Plan shall be reduced to the extent necessary.

                  (c) AGGREGATION OF EMPLOYERS. The foregoing maximum contributions which may be made under this Plan shall be further limited by reason of the existence of other qualified retirement plans maintained by any other members of a controlled group of corporations, of one of a group of trades or businesses under common control (as described in Code ss.414(b) or (c), as modified by Code ss.415(h)), or of an affiliated service group (as described in Code ss.414(m) or (o)) to the extent such limitation is required by Code ss.415. The Administrator shall advise affected Participants of any additional limitation required by the preceding sentence.

         3.5 DISPOSITION OF EXCESS ANNUAL ADDITIONS. If the limitations described in Section 3.4 are exceeded with respect to any Participant in any Plan Year, then the contributions allocable to the Participant under this Plan for such Plan Year shall be reduced to the minimum extent required by such limitations by reducing contributions to the Participant's Salary Reduction Contribution Account and then, if necessary, reducing contributions to the Participant's Employer Discretionary Contribution Account. The Administrator, in its sole discretion, shall determine if any reduction in the annual additions to a Participant's Account is required by reason of the limitations set forth in this Article or Code ss.415. No Participant shall be entitled to any annual additions (or earnings thereon) made or allocated to the Participant in excess of such limitations.

If it is determined at any time that the Administrator has erred in accepting and crediting Salary Reduction Contributions by a Participant or in allocating Employer Discretionary Contributions to any Participant's Plan Account for any Plan Year in violation of such limitations, then the amount of any required reduction in such contributions (including earnings to the extent permitted by applicable law) allocable or allocated to the Participant under this Plan shall be returned to the Employer if such reduction in the contributions is attributable to a mistake of fact at the time the contribution was made. Any such return shall be made no later than one (1) year after the contribution was made. If the reduction in the Employer Contributions is not attributable to such a mistake of fact, the amount of the reduction (including earnings) shall be held in suspense and applied against the Employer Discretionary Contributions under Section 3.2 which are next due and owing to the Plan.

         3.6 CONTRIBUTIONS TO ROLLOVER CONTRIBUTION ACCOUNT. Any Participant may transfer to the Trust any Rollover Contributions as defined in
Section 3.7. An Employee's Rollover Contribution shall be credited to and held in the Participant's Rollover Contribution Account. A Participant's Rollover Contribution Account shall be one hundred percent (100%) vested in the Participant at all times. A Rollover Contribution shall not be taken into account in determining the annual additions to an Employee's Plan Account under
Section 3.4.

         3.7 DEFINITION OF "ROLLOVER CONTRIBUTION". The term "Rollover Contribution" means an amount contributed to the Plan on or before the sixtieth
(60th) day after the day the contributing Employee received it, if the amount received by the Employee is a distribution which is eligible for rollover to the Plan under Code ss.402.

                  The term "Rollover Contribution" also means assets representing a Participant's nonforfeitable interest in another retirement plan qualified under ss.401(a) or 403(a) of the Code, or in a conduit individual retirement account or annuity, which assets have been transferred directly from the trustee (or other fiduciary) of such other plan, account or annuity to the Trustees of this Plan; provided, however, that such direct transfer shall not be accepted by the Trustee unless (A) the transfer constitutes an "elective transfer" under ss.1.411(d)-4 Q&A-3(b) of regulations promulgated by the Secretary of the Treasury, (B) the plan from which the transfer is made provides no protected benefits under ss.411(d)(6) of the Code which are not already provided under the Plan or (C) the transfer constitutes a direct rollover after December 31, 1992 under ss.402 of the Code.

                  The Administrator may reject any Rollover Contribution which is not qualified to be a Rollover Contribution to the Plan under the foregoing or under the Code. The Administrator may make all investigations necessary to determine whether any amount submitted as a Rollover Contribution may be received, and may require such other documentation as it, in its discretion, deems necessary.

         3.8      DISTRIBUTION OF EXCESS DEFERRALS.

                  (a) IN GENERAL. Notwithstanding any other provision of the Plan, Excess Deferrals (as defined below), plus income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Deferrals were allocated for the preceding taxable year and who claims such Excess Deferrals for such taxable year. A Participant is deemed to have claimed the Excess Deferrals for a taxable year to the extent that the Participant's Excess Deferrals are calculated by taking into account only Elective Deferrals to this Plan.

                           "Excess Deferrals" means the amount of Salary
Reduction Contributions for the Participant's taxable year that is includible in the Participant's gross income under ss.402(g) of the Code to the extent such Participant's Elective Deferrals exceed the seven thousand dollar ($7,000) (as indexed) limit under ss.402(g) of the Code. Excess Deferrals shall be treated as annual additions under the Plan for purposes of the limitations under ss.415 of the Code.

                  (b) CLAIMS. The Participant's claim shall be in writing, shall be submitted to the Administrator no later than the March 1 following the end of the Plan Year; shall specify the Participant's Excess Deferrals for the preceding taxable year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferrals, when added to amounts deferred under other plans or arrangements described in ss.401(k), 408(k) or 403(b) of the Code, will exceed the dollar limitation under ss.402(g) of the Code for the year in which the deferral occurred.

                  (c) DETERMINATION OF INCOME. The Excess Deferrals distributed to a Participant with respect to a taxable year shall be adjusted for income or loss during the taxable year and, if elected by the Plan Administrator, during the period from the end of the taxable year to the date of distribution. The income or loss allocable to Excess Deferrals for the taxable year (and, if elected, from the end of the Plan Year to the date of distribution) shall be determined by the Plan Administrator using any reasonable method permitted under ss.402(g) of the Code.

         3.9      DISTRIBUTION OF EXCESS CONTRIBUTIONS.

                  (a) IN GENERAL. Notwithstanding any other provision of the Plan, Excess Contributions (as defined below), plus any income and minus any loss allocable thereto, shall be distributed to the appropriate Highly Compensated Employees after the last day of the Plan Year in which the Excess Contributions arose and, if possible, within two and one-half (2 1/2) months after the last day of such Plan Year. If Excess Contributions are distributed more than two and one-half (2 1/2) months after the last day of the Plan Year in which such Excess Contributions arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to such amounts. Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the twelfth (12th) month after the last day of the Plan Year in which the Excess Contributions arose. Excess Contributions shall be treated as annual additions under the Plan for purposes of the limitations under ss.415 of the Code.

                  (b) EXCESS CONTRIBUTIONS. "Excess Contributions" means, with respect to any Plan Year, the excess of (i) the aggregate amount of Salary Reduction Contributions actually taken into account in computing the actual deferral percentage under Code ss.401(k)(3) of Highly Compensated Employees for such Plan Year, over (ii) the maximum amount of such contributions permitted by the average deferral percentage test. The maximum amount of contributions permitted for each Highly Compensated Employee shall be determined by a leveling method under which the actual deferral percentage of the Highly Compensated Employee with the highest dollar amount of Salary Reduction Contributions is reduced to the extent required to (i) enable the Plan to satisfy Code ss.401(k)(3) or (ii) cause such Highly Compensated Employee's actual deferral percentage to equal the actual deferral percentage of the Highly Compensated Employee with the next highest dollar amount of Salary Reduction Contributions. This process is continued until the Plan satisfies Code ss.401(k)(3) and the maximum amount of Salary Reduction Contributions permitted for each Highly Compensated Employee is determined.

                  (c) DETERMINATION OF INCOME. Excess Contributions shall be adjusted for income or loss during the Plan Year and, if elected by the Plan Administrator, during the period from the end of the Plan Year to the date of distribution. The income or loss allocable to Excess Contributions for the Plan Year (and, if elected, from the end of the Plan Year to the date of distribution) shall be determined by the Plan Administrator using any reasonable method permitted under ss.401(k) of the Code.

         3.10 PARTICIPANTS' INVESTMENT ELECTIONS. The Administrator may establish and implement procedures pursuant to which each Participant and each former Participant with a vested Plan Account shall be permitted to direct the investment of all or a portion of his Plan Account into one or more investment options described in Article 7. Effective as of January 1, 2001, that portion of his Plan Account which a Participant elects to invest in any particular investment alternative must be in increments of one percent (1%). If any such Participant or former Participant fails to make an investment election, such Participant's or former Participant's Plan Account shall be invested in the investment option which offers the greatest opportunity for preservation of capital. Investment elections may be changed at least quarterly on any January 1, April 1, July 1 or October 1, subject, however, to any rules established by the Administrator and any rules or restrictions of any insurance company or other entity serving as the manager or funding vehicle of any of the investment funds. Investment elections shall be subject to such uniform rules and procedures as the Administrator shall establish. Any earnings or losses attributable to a Participant's directed investments shall be allocated to that Participant's Account.

                  Participants will be permitted to direct changes to the investments of their future contributions, without affecting their existing Account, if they so desire. The investment alternatives shall be selected by the Plan Administrator and communicated to Participants and to the Trustee. The available investment alternatives shall include any or all of the alternatives described below.

                  (a) Common or capital stocks, bonds, convertible debentures or preferred stocks, money market investments and other short-term corporate and government investments and fixed debt obligations of corporations an of the federal, state and local government, or any pooled or mutual fund or limited partnership invested in such instruments.

                  (b) One of more guaranteed interest funds which shall be invested under a contract with an insurance company licensed in the state in which the principal office of the Company is domiciled and whereby terms of such contract guarantee both the repayment of principal and the payment of interest at a pre-determined minimum rate for a fixed period of time. Any such contract is subject to approval of the Plan Administrator and may be renewed or discontinued in its discretion. Should such contract be discontinued and should the Plan Administrator not enter into or instruct the Trustee to enter into a successor contract providing similar guarantees as to principal and interest, then any Participant whose Account was invested under the contract shall be given the opportunity to make a new investment election.

                  (c) Any other managed fund which the Plan Administrator deems appropriate for investment of plan assets.

                           The Plan Administrator may, in its discretion,
discontinue the use of any investment alternatives maintained under the Plan, without obligation to substitute new alternatives, provided that Participants with an Account invested in a discontinued investment alternative are given an opportunity to make an election to transfer the affected portion of their Account to another investment alternative permitted under the Plan.

         3.11 MILITARY SERVICE BENEFITS. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance withss.414(u) of the Code.

                                    ARTICLE 4
                                  DISTRIBUTIONS

         4.1      RETIREMENT.

                  (a) Each Participant who is an Employee on his attainment of Normal Retirement Age, to the extent not then vested, shall become fully vested and, following his separation from service on or following attainment of Normal Retirement Age, the Participant shall be entitled to receive the full amount of his Plan Account in any form of benefit permitted under the Plan.

                  (b) Distribution to a Participant shall be made as soon as is practicable after the Participant's retirement, and after arrangements for payment have been made by the Administrator and the Trustee; provided, however, that distribution shall be made no later than sixty (60) days after the close of the Plan Year during which the latest of the following dates occurs: (i) the date on which the Participant attains Normal Retirement Age, (ii) the date on which the Participant's employment terminates, or (iii) the tenth (10th) anniversary of the year the Participant commenced participation in the Plan, unless the Participant elects a later commencement date subject to the requirements of Section 4.10.

         4.2 DEATH OF PARTICIPANT. Upon the death of a Participant, the Participant's vested Plan Account shall be paid to the Participant's Beneficiary, who in the case of a married Participant shall be his spouse.

                  Notwithstanding the foregoing, a married Participant may, by a "qualified election," designate a different Beneficiary for all or part of his Plan Account. A "qualified election" is a written designation by the Participant of a Beneficiary other than the Participant's spouse which contains the written consent of the spouse to the payment of the Plan Account to the Beneficiary designated in the election (which may not be changed without spousal consent) or which contains the written consent of the spouse which expressly permits Beneficiary designations by the Participant without any requirement of further consent by the spouse. The spouse must acknowledge the effect of the waiver and consent and the spouse's signature must be notarized or witnessed by a Plan representative. If the consent of the spouse permits Beneficiary designations without further consent by the spouse, the consent must acknowledge and expressly relinquish the right to limit the consent to the designation of a specific Beneficiary. A spouse may not revoke his qualified election. A qualified election is not required if it is established to the satisfaction of the Administrator that there is no spouse or that the spouse cannot be located. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if the guardian is the Participant, may give consent. Also, if the Participant is legally separated or the Participant has been abandoned (within the meaning of local law), and the Participant has a court order to such effect, a qualified election is not required unless a qualified domestic relations order (as defined in Code ss.414(p)) provides otherwise.

                  Payment of the Participant's Plan Account on death shall be made in a cash lump sum. Prior to January 1, 2002, in accordance with Section 4.14, a Participant's Beneficiary may elect to receive any death benefit under the Plan in the form of a life annuity if the Beneficiary is the Participant's spouse at time of death and if the Participant has not, by a qualified election, waived the survivor annuity form of payment. Payment of the Participant's Plan Account on death shall be made or shall commence as soon as is practicable following the Participant's death and after arrangements for payment have been made by the Administrator and the Trustee.

         4.3      DISABILITY.

                  (a) If a Participant's employment with the Employer terminates because of disability, the Participant's entire vested Plan Account shall be paid to the Participant in any form of benefit permitted under the Plan as soon as is practicable following the Administrator's approval of the Participant's disability and after arrangements for payment have been made by the Administrator and the Trustee; provided, however, that no payment shall be made to a Participant without the Participant's written consent given in a manner required by applicable law until the Participant's Normal Retirement Date unless, as determined under Section 4.8, the Participant's Account balance at the date of payment or commencement is three thousand five hundred dollars ($3,500) or less (five thousand dollars ($5,000) or less for Plan Years beginning on or after January 1, 2000).

                  (b) A Participant shall be considered disabled if he establishes to the satisfaction of the Administrator that he is unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death or to be of long and indefinite duration and which constitutes total disability for purposes of Social Security benefits. Evidence of disability shall include the certificate of a competent licensed physician selected by the Participant and approved by the Administrator which confirms that the Participant is disabled as defined herein.

         4.4      TERMINATION PRIOR TO RETIREMENT.

                  (a) AMOUNT OF DISTRIBUTION: FORFEITURES. If a Participant's employment with the Employer terminates for any reason other than retirement, his Plan Account shall be vested according to his completed Years of Service as follows:


 YEARS OF SERVICE FOR VESTING PURPOSES             VESTED PERCENTAGE
======================================== =======================================
              Less than 5                                 0%
               5 or more                                 100%
======================================== =======================================

                           Notwithstanding (i) above, the Participant's Salary
Reduction Contribution Account and Rollover Contribution Account shall be one hundred percent (100%) vested at all times.

                           The vested portion of the terminated Participant's
Plan Account shall be payable as provided in this Section. The unvested portion of such Plan Account shall be forfeited and allocated in the manner described below. The unvested portion of the terminated Participant's Plan Account shall be forfeited on the earlier of (1) the date of a cash-out distribution to the Participant as described in Treasury Regulation ss.1.411(a)-7(d), or (2) the last day of the Plan Year in which the Participant incurs a Break in Service. Any Participant who, upon termination of employment, has only an Employer Discretionary Contribution Account and is zero percent (0%) vested in that Account shall be deemed to have received a cash-out distribution upon termination of employment. Forfeitures shall be restored, if at all, pursuant to
Section 4.5. Forfeitures of Employer Discretionary Contributions may be used first to pay any expenses payable by the Trust for the Plan Year and then shall be allocated as an additional Employer Discretionary Contribution for the Plan Year.

                  (b) FORM AND TIMING OF DISTRIBUTION. If the value of a terminated Participant's vested Plan Account is three thousand five hundred dollars ($3,500) or less (five thousand dollars ($5,000) or less for Plan Years beginning on or after January 1, 2000), such value shall be paid to the Participant in a cash lump sum as soon as practicable after the date of the Participant's termination of employment. If the value of a terminated Participant's vested Plan Account is more than three thousand five hundred dollars ($3,500) (five thousand dollars ($5,000) for Plan Years beginning on or after January 1, 2000), the Participant may elect an immediate distribution in any form of benefit provided under the Plan, or may elect to defer the distribution until a later date which is no later than the Participant's Normal Retirement Date.

         4.5 REHIRED PARTICIPANT. A Participant who is not one hundred percent (100%) vested in his Plan Account upon termination of employment and who forfeits the unvested portion of his Plan Account as provided in Section 4.4(a) shall be entitled to a restoration of the forfeited amount only as provided in this Section. If the vested portion of the Plan Account of a terminated Participant is paid to the Participant before the Participant incurs five (5) consecutive one-year Breaks in Service and if the Participant is rehired before he incurs five (5) consecutive one-year Breaks in Service and repays the amount distributed before the date which is five (5) years after the date the Participant is rehired, any unvested portion of the Participant's Plan Account which previously was forfeited shall be restored to the Participant's Plan Account. If the vested portion of the Plan Account of a terminated Participant is not paid to the Participant before the Participant incurs five (5) consecutive one-year Breaks in Service and if the Participant is rehired before he incurs five (5) consecutive one-year Breaks in Service, any unvested portion of the Participant's Plan Account which previously was forfeited shall be restored to the Participant's Plan Account. Any Participant who is deemed to have received a cash-out distribution because he was zero percent (0%) vested upon termination of employment and who is rehired before incurring five (5) consecutive one-year Breaks in Service shall be deemed to have repaid the deemed distribution upon his date of rehire.

         4.6 COMMENCEMENT OF BENEFITS. A Participant's distribution must be made or must commence by the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) (effective as of January 1, 2001, the later of the calendar year in which the Participant terminates employment with the Employer or the calendar year in which the Participant attains age seventy and one-half (70 1/2)). Notwithstanding the preceding, (i) if the Participant is a five percent (5%) owner of the Employer (as defined in Code ss.416(i)) with respect to the Plan Year in which the Participant attains age seventy and one-half (70 1/2), the required distribution commencement date is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) (even if the Participant's employment with the Employer has not yet terminated) and (ii) effective as of January 1, 2001, a Participant other than a five percent (5%) owner (as defined in Code ss.416(i)) who attains age seventy and one-half (70 1/2), but whose employment with the Employer has not yet terminated, shall be permitted, but shall not be required, to elect to commence the receipt of distributions by the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

         4.7 NOTICE REQUIREMENTS. No less than thirty (30) days and no more than ninety (90) days before the date of any distribution to a Participant prior to the Participant's Normal Retirement Date, the Participant must receive (i) a general description of the material features, and an explanation of the relative values, of optional forms of benefit available under the Plan, and (ii) notice of the Participant's right to defer the distribution until the Participant's Normal Retirement Date. The preceding notice requirement under (ii) is not applicable for any distribution after the Participant's Normal Retirement Date, and none of the preceding notice requirements are applicable if the Participant's Plan Account can be cashed out as provided under Section 4.8.

                  Notwithstanding the preceding, if a distribution is one to which Code ss.ss.401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under ss.1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (a) the Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (b) the Participant, after receiving the notice, affirmatively elects an immediate distribution.

                  Notwithstanding the preceding, if a distribution is one to which Code ss.ss.401(a)(11) and 417 apply, a Participant may elect (with any applicable spousal consent) to waive the thirty (30) day requirement described above but no distribution shall commence until a date that is at least seven (7) days after such explanation is provided.

         4.8 CASH-OUT DISTRIBUTIONS. Notwithstanding any other provision of the Plan to the contrary, if the present value of a Participant's vested Plan Account to be distributed does not exceed three thousand five hundred dollars ($3,500) (five thousand dollars ($5,000) for Plan Years beginning on or after January 1, 2000) (the "cash-out limit") on the date the distribution commences pursuant to this Article, such Participant's vested Plan Account will be distributed in a lump sum as soon as practicable after the date on which the Participant (or Beneficiary) becomes entitled to the distribution.

                  Effective for Plan Years after December 31, 2001, in determining the present value of a Participant's vested Plan Account under this Section, that portion of the Participant's vested Plan Account which is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Code ss.ss.402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and
457(e)(16) shall be disregarded.

         4.9 DIRECT ROLLOVERS. Notwithstanding any other provision of the Plan to the contrary, any Distributee who is to receive an Eligible Rollover Distribution may elect the direct trustee-to-trustee rollover of the distribution to an Eligible Retirement Plan. A direct rollover election must be made pursuant to the procedures established by the Plan Administrator and must specify the Eligible Retirement Plan to which the direct rollover is to be made. If the Distributee elects a direct rollover as permitted hereunder, the Plan Administrator shall make the rollover as elected. For purposes of this Section, the term "Eligible Rollover Distribution" has the meaning given such term in Code ss.401(a)(31)(C) and currently means any distribution on or after January 1, 1993 of all or any portion of the balance to the credit of the Distributee, except (i) any distribution that is one of a series of substantially equal periodic payments (not less frequent than annual) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more, (ii) any distribution to the extent such distribution is required under Code ss.401(a)(9), and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). For purposes of this Section, the term Eligible Retirement Plan has the meaning given such term in Code ss.401(a)(31)(D) and currently means (i) an individual retirement account described in Code ss.408(a), (ii) an individual retirement annuity described in Code ss.408(b) (other than an endowment contract), (iii) an annuity plan described in Code ss.403(a), or (iv) a qualified trust that is a defined contribution plan described in Code ss.401(a), the terms of which permit the acceptance of direct rollovers. However, in the case of an Eligible Rollover Distribution to a Participant's surviving spouse, an Eligible Retirement Plan is limited to the plans described in (i) and (ii) in the preceding sentence. For purposes of this Section, the term Distributee includes the Participant and the Participant's surviving spouse. In addition, Distributee includes the Participant's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Code ss.414(p), with respect to the payee's interest under the Plan. Notwithstanding the preceding, to the extent required by sections 6005(c)(2)(A) and (B) of the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206, including any additional guidance issued by the Internal Revenue Service in respect thereof, the term Eligible Rollover Distribution shall not include any portion of a distribution which is a hardship distribution described in Code ss.401(k)(2)(B)(i)(IV) that is attributable to elective contributions under Treasury Regulation ss.1.401(k)-1(d)(2)(ii).

                  Effective for Plan Years beginning after December 31, 2001, "Eligible Retirement Plan" shall further include an annuity contract described in Code ss.403(b) and any eligible plan under Code ss.457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of "Eligible Retirement Plan" shall also apply, effective for Plan Years following December 31, 2001, in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code ss.414(p). Also effective for Plan Years beginning after December 31, 2001, any amount that is distributed on account of hardship shall not be an "Eligible Rollover Distribution" and the distributee may not elect to have any portion of such a distribution paid directly to an "Eligible Retirement Plan."

         4.10 REQUIRED DISTRIBUTIONS (FOR PLAN YEARS BEGINNING PRIOR TO JANUARY 1, 2001). This Section is included in the Plan to comply with Code ss.401(a)(9). To the extent that there is any conflict between the provisions of Code ss.401(a)(9) and any other provision in the Plan, the provisions of Code ss.401(a)(9) will control. If the Participant's spouse is not the Beneficiary with respect to any distribution of benefits, the method of distribution elected must satisfy the incidental death benefit requirements specified in ss.401(a)(9)(G) of the Code and Treasury Regulation ss.1.401(a)(9)-2. For purposes of these rules, the life expectancy of the Participant and the Participant's spouse may be recalculated but only if so elected by the Participant or by the Participant's spouse, but the life expectancy of any non-spouse Beneficiary may not be recalculated. Participants whose distributions from the Plan were required to commence prior to January 1, 2001 because of attainment of age seventy and one-half (70 1/2) may elect to cease receiving distributions until otherwise required under the Plan.

         4.11 REQUIRED DISTRIBUTIONS (FOR PLAN YEARS BEGINNING ON AND AFTER JANUARY 1, 2001). This Section is included in the Plan to comply with Code ss.401(a)(9). To the extent that there is any conflict between the provisions of Code ss.401(a)(9) any other provision in the Plan, the provisions of Code ss.401(a)(9) including Treasury Regulation ss.ss.1.401(a)(9)-1 through 1.401(a)(9)-8, will control. If the Participant's spouse is not the Beneficiary with respect to any distribution of benefits, the method of distribution elected must satisfy the incidental death benefit requirements specified in ss.401(a)(9)(G) of the Code. Participants whose distributions from the Plan were required to commence prior to January 1, 2001 because of attainment of age seventy and one-half (70 1/2) may elect to cease receiving distributions until otherwise required under the Plan.

                  With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code ss.401(a)(9) in accordance with the Regulations under Code ss.401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This application shall continue in effect until the end of the last calendar year beginning before the effective date of Final Regulations under Code ss.401(a)(9) or such other date specified in guidance published by the Internal Revenue Service, at which time the Final Regulations under Code ss.401(a)(9) shall control.

         4.12 FORMS OF BENEFITS (FOR PLAN YEARS BEGINNING PRIOR TO JANUARY 1,
2002).

                  (a) NORMAL FORM OF BENEFIT. Subject to the requirements of
Section 4.14, for Plan Years beginning prior to January 1, 2002, a Participant's normal form of benefit shall be a cash lump sum.

                  (b) EQUIVALENT ACTUARIAL VALUE OPTIONS. Subject to the requirements of Section 4.14, in lieu of receiving the normal form of benefit provided in Section 4.12(a) above, a Participant may elect to receive his Plan Account payable in accordance with one of the following options, which options are of equivalent actuarial value to the benefit to which the Participant was entitled under Section 4.12(a). The options available to a Participant are:

                           (i) A single life annuity terminating upon the
Participant's death;

                           (ii) A joint and 50% survivor spouse annuity.

                  (c) ELECTION OF OPTIONS. An election of an optional benefit form under Section 4.12(b) above must be in writing (on a form provided by the Administrator) filed with the Administrator prior to the commencement of retirement benefit payments. If no election is made, then the normal form of benefit in Section 4.12(a) will be deemed to have been elected by the Participant. Once an election of an optional benefit form has been made and filed with the Administrator or has been deemed to have been made, and unless it is rescinded or changed before the commencement of benefit payments or before the purchase of an annuity that will pay the Participant's benefits, it cannot be rescinded or changed by the Participant.

         4.13 FORMS OF BENEFIT (FOR PLAN YEARS BEGINNING ON AND AFTER JANUARY 1,
2002). Effective as of January 1, 2002, a Participant's normal form of benefit shall be a cash lump sum and annuities shall no longer be an available form of distribution.

         4.14 STANDARD BENEFIT PROVISIONS (FOR PLAN YEARS BEGINNING PRIOR TO JANUARY 1, 2002).

                  (a) EFFECT OF SECTION. For Plan Years beginning prior to January 1, 2002, this Section shall take precedence over any conflicting provision in this Plan.

                  (b)      JOINT AND 50% SURVIVOR SPOUSE ANNUITY.

                           (i) If a vested, married Participant who retires
under the Plan elects not to receive his Plan benefit in the form or a cash lump sum, unless the Participant makes a "Qualified Election" (as defined below) of a different form of benefit within the ninety (90) day period ending on the Annuity Starting Date, such a Participant's Plan Account will be paid in the form of a Joint and 50% Survivor Spouse Annuity.

                           (ii) Notwithstanding the foregoing, if the present
value of the Joint and 50% Survivor Spouse Annuity to which a Participant becomes entitled hereunder is three thousand five hundred dollars ($3,500) or less (five thousand dollars ($5,000) or less for Plan Years beginning on or after January 1, 2000), the Employer shall, at any time prior to the Annuity Starting Date, direct the Trustee to pay to the Participant or to the Participant's spouse, as applicable, in lieu of the Joint and 50% Survivor Spouse Annuity, the principal sum that amounts to the present value of such benefit as of the date of payment, and, if such payment is made, it will fully discharge the Plan's obligations to the Participant and the Participant's spouse.

                  (c)      QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.

                           (i) If a vested Participant who is married dies after
the "earliest retirement age" (as defined below) but before his Annuity Starting Date and if the Participant has not made a "Qualified Election" (as defined below), the Participant's surviving spouse will receive the Participant's vested Plan Account in the form of a lump sum distribution or a life annuity, as elected by the surviving spouse (the "Qualified Preretirement Survivor Annuity").

                           (ii) For purposes of the foregoing, a surviving
spouse will begin to receive payments as soon as practicable after the Participant's death unless the surviving spouse elects to begin payments at a later date which is no later than the date that would have been the Participant's Normal Retirement Date. If a Participant covered by (c)(i) above dies after the Participant's Normal Retirement Date, the surviving spouse will begin to receive payments immediately and may not elect to begin payments at a later date.

                           (iii) Notwithstanding the foregoing, if the vested
Plan Account to which a surviving spouse becomes entitled hereunder is three thousand five hundred dollars ($3,500) or less (five thousand dollars ($5,000) or less for Plan Years beginning on or after January 1, 2000), the Employer shall, at any time prior to the Annuity Starting Date, direct the Trustee to pay to the spouse, in lieu of the Qualified Preretirement Survivor Annuity, the vested Plan Account, and, if such payment is made, it will fully discharge the Plan's obligations to the spouse.

                  (d)      DEFINITIONS.

                           (i) ANNUITY STARTING DATE: The first day of the first
period for which an amount is paid as an annuity or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

                           (ii) QUALIFIED ELECTION: A Participant's written
waiver of the Joint and 50% Survivor Spouse Annuity and election to receive benefits in the Plan's normal form of benefit or in one of the optional forms permitted under the Plan, or the written waiver of the Qualified Preretirement Survivor Annuity and the election of a non-spouse Beneficiary or the election of an optional death benefit form available hereunder. A Participant's spouse must consent in writing to the waiver (including consent to the Beneficiary or Beneficiaries who will receive benefits payable on the death of the Participant), and the spouse's consent must be notarized or witnessed by a Plan representative. The spouse's consent must acknowledge the effect of the waiver, election and consent and may be limited to consent to the specific form of benefit elected and to the payment of the benefit to the specific Beneficiary designated in the election. A Participant who has elected an alternate form of benefit and/or designation of Beneficiary with spousal consent may not change that alternate form of benefit and/or designation of Beneficiary without his spouse's consent, given in the manner specified above, unless the previous spousal consent (i) expressly permitted the Participant to make future designations of benefit forms and/or Beneficiaries without any requirement of further spousal consent and (ii) acknowledged and expressly relinquished the right to limit the consent to an election of a specific benefit and a designation of a specific Beneficiary. If a Participant establishes to the satisfaction of the Administrator that he is not married, that his spouse's written consent cannot be obtained because the spouse cannot be located, that the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect, or that such other circumstances exist as are specified under applicable Internal Revenue Service regulations, a waiver by the Participant alone will be a qualified election (unless a qualified domestic relations order as described in 414(p) of the Code provides otherwise). Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if the guardian is the Participant, may give consent. A Participant may revoke a previous waiver without the consent of his spouse at any time before benefits begin. A spouse may not revoke his written consent. A qualified election must be made within the qualified election period as defined below.

                           (iii) SPOUSE (SURVIVING SPOUSE): For purposes of
Section 4.14(b), the spouse or surviving spouse of a Participant provided that the Participant and the Participant's spouse are married to each other on the Annuity Starting Date, and further provided that a former spouse will be treated as a spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in ss.414(p) of the Code. For purposes of
Section 4.14(c), the spouse or surviving spouse of a Participant provided that the Participant and the Participant's spouse were married to each other on the date of the Participant's death, and further provided that a former spouse will be treated as a spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in ss.414(p) of the Code.

                           (iv) JOINT AND 50% SURVIVOR SPOUSE ANNUITY. A reduced
retirement allowance commencing on Normal Retirement Date, or, with the consent of the Participant, commencing on the earliest retirement age, of actuarially equivalent value to the benefit payable under Section 4.12(a), payable during the retired Participant's life, with the provision that, after his death, a monthly benefit equal to one half of the monthly benefit payable during the Participant's life shall be continued during the life of and paid to his surviving spouse, with payments ceasing with the retired Participant's death if his spouse does not survive the retired Participant. A Joint and 50% Survivor Spouse Annuity for a single Participant is a monthly benefit payable to the Participant during his life with payments ceasing upon the Participant's death.

                           (v) QUALIFIED ELECTION PERIOD. Except in the case of
the waiver of notice requirements under Section 4.7, for a Joint and 50% Survivor Spouse Annuity, the period which begins on the date the Participant receives the notice required below and ends on the Annuity Starting Date (such election period shall be no more than ninety (90) days and no less than thirty
(30) days). Notwithstanding the preceding, the Plan may provide the written explanation of Joint and 50% Survivor Annuity after the Annuity Starting Date, provided that the qualified election period described herein shall not end before the thirtieth (30th) day after the date on which such explanation is provided, subject to the following sentence. A Participant may elect (with any applicable consent) to waive the thirty (30) day requirements described herein but no distribution shall commence until a date that is at least seven (7) days after such explanation is provided. For a Qualified Preretirement Survivor Annuity, the qualified election period begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which the Participant attains age thirty-five
(35), the qualified election period with respect to the Participant's interest in the Plan as of the date of separation shall begin on the date of separation. Notwithstanding the preceding, a Participant may waive the Qualified Preretirement Survivor Annuity before the earlier of attainment of age thirty-five (35) or separation from service, provided that the notice requirement is met before such waiver and provided the waiver becomes invalid upon the first day of the Plan Year in which the Participant attains age thirty-five (35). Thereafter, if the Participant wishes to waive the Qualified Preretirement Survivor Annuity, a new qualified election must be made.

                  (e)      NOTICE REQUIREMENTS.

                           (i) Except in the case of the waiver of notice
requirements under Section 4.7, in the case of a Joint and 50% Survivor Spouse Annuity, within ninety (90) days but not less than thirty (30) days prior to the Annuity Starting Date, the Plan Administrator shall provide to each Participant who will receive a Joint and 50% Survivor Spouse Annuity a written explanation of: (i) the terms and conditions of a Joint and 50% Survivor Spouse Annuity;
(ii) the Participant's right to waive the Joint and 50% Survivor Spouse Annuity form of benefit and the effect of such a waiver; (iii) the rights of a Participant's spouse under this Section; and (iv) the Participant's right to revoke a previous waiver of the Joint and 50% Survivor Spouse Annuity and the effect of revoking such a waiver. A Participant also must be furnished a general description of the eligibility conditions and sufficient additional information to explain the relative values of the optional forms of benefit available under the Plan (e.g., the extent to which optional forms are subsidized relative to the normal form of benefit or the interest rates used to calculate the optional forms).

                           (ii) In the case of a Qualified Preretirement
Survivor Annuity, the Plan Administrator shall provide to each Participant, within the period beginning on the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year in which the Participant attains age thirty-four (34), a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements above applicable to notices regarding Joint and 50% Survivor Spouse Annuities. If an Employee becomes a Participant after the Employee attains age thirty-four (34), the Plan Administrator shall provide the notice no later than the end of the one (1) year period beginning with the first day of the first Plan Year for which the Employee is a Participant. If a Participant separates from service before attaining age thirty-five (35), the Plan Administrator shall provide the notice within one (1) year after the date of separation from service.

                           (iii) In the case of any distribution (other than an
automatic cash-out of three thousand five hundred dollars ($3,500) or less (five thousand dollars ($5,000) or less for Plan Years beginning on or after January 1, 2000)) which is to commence prior to the Participant's attainment of Normal Retirement Age, the Plan Administrator shall notify the Participant of the Participant's right to defer the commencement of the distribution until the Participant's attainment of Normal Retirement Age.

                                    ARTICLE 5
                                 ADMINISTRATION

         5.1 ADMINISTRATION. The administration of this Plan shall be the responsibility of the following named fiduciaries, who are designated as such for purposes of ERISA:

                  (a) The Trustee with respect to the management, control and investment of the Trust (except to the extent the Trustee is subject to the direction of the Administrator, Participants or an investment manager) and the payment of benefits to Participants and their Beneficiaries;

                  (b) The Administrator or other person or persons designated by the Administrator for purposes of determining appeals with respect to denied claims for benefits; and

                  (c) The Administrator with respect to controlling and managing the administration and operation of the Plan as hereinafter set forth. The Administrator may, through a written instrument, designate other persons to carry out some or all of its fiduciary responsibility.

                  The authority of each named fiduciary in its designated area of responsibility as aforesaid shall be exclusive, and no named fiduciary shall have either authority or responsibility to exercise any discretion or control other than as specifically delegated to the named fiduciary hereunder. Any person or group of persons or entity may serve in more than one fiduciary capacity with respect to the Plan.

                                    ARTICLE 6
                                THE ADMINISTRATOR

         6.1 MEMBERS. The Administrator shall be designated by the Plan Sponsor and may be the Employer or a committee of one or more individuals (which individuals may, but need not, be Participants in the Plan). The Administrator shall serve until death, resignation or removal by the Employer.

         6.2      PROCEDURE.

                  (a) The Administrator may elect from among its membership, by a majority vote for each, a chairperson and a secretary and such other officers as the Administrator may deem expedient. The Administrator shall meet as often as its chairperson deems necessary to carry out its functions. Any other two (2) members of the Administrator may call a meeting at any time by giving due notice thereof to the chairperson and the other Administrator members.

                  (b) Action by the Administrator on any matter of substance or on any matter that requires the exercise of discretion by the Administrator shall be taken at a meeting of the Administrator by a majority vote or by unanimous written consent without a meeting. Action on purely administrative matters may be taken by any member designated by a majority of the entire Administrator to act upon such administrative matter. However, no member of the Administrator who is a Participant shall vote or act on any question concerning only his rights or his beneficiaries' rights under the Plan.

         6.3 POWERS AND RESPONSIBILITIES. The Administrator shall have the following powers and responsibilities:

                  (a) Construing the Plan, and remedying any ambiguities, inconsistencies or omissions.

                  (b) Determining all questions relative to the eligibility of Employees to be Participants and the benefits of Participants or Beneficiaries.

                  (c) Establishing reasonable rules for the administration of the Plan.

                  (d) Maintaining appropriate records relating to Participants and their Beneficiaries.

                  (e) If procedures are implemented to permit Participants to direct the investment of their Plan Accounts, designating to the Trustee the investment vehicles to be established under Section 7.3 and the portion of each Participant's Plan Account which may be invested in each such vehicle.

                  (f) Preparing and filing such reports and returns with respect to the Plan as are required by law.

                  (g) Allocating income, gains and losses among Plan Accounts.

                  (h) Performing other duties necessary for the administration of this Plan which appear to the Administrator to be necessary or appropriate in order properly to administer and operate the Plan.

                  The Administrator shall discharge its duties for the exclusive purpose of providing benefits hereunder and defraying the reasonable expenses of operating the Plan and with the skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                  In carrying out its duties herein, the Administrator shall have discretionary authority to exercise all powers and to make all determinations, consistent with the terms of the Plan, in all matters entrusted to it, and its determinations shall be given deference and shall be final and binding on all interested parties.

         6.4      CERTIFICATIONS AND INVESTIGATIONS.

                  (a) Whenever in the administration of the Plan a certification by the Employer is required to be given to the Administrator, or if the Administrator shall deem it necessary that a matter be proved by certification of the Employer prior to taking or omitting any action hereunder, such certification shall be duly made, and the matter shall be deemed proved, by an instrument delivered to the Administrator, signed in the name of the Employer by its duly authorized representative. The Administrator shall be empowered to act, and shall be protected in acting, upon such instrument. Further, the Administrator shall be empowered to act, and shall be protected in acting, upon any notice, resolution, order, offer, telegram, letter or other document believed by the Administrator to be genuine and to have been signed by the proper party or parties.

                  (b) The Administrator shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under this Plan and shall be entitled to withhold the payment of benefits until the identity and mailing addresses of persons entitled to benefits are certified to it by the Employer or by such person.

         6.5 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Administrator, and the Administrator shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the
Claimant:

                  (a) The specific reason or reasons for denial, with specific references to the Plan provisions on which the denial is based;

                  (b) A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation of why such material or information is necessary; and

                  (c) An explanation of the Plan's claims review procedure.

                           The written notice denying or granting the Claimant's
claim shall be provided to the Claimant within ninety (90) days after the Administrator's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Administrator to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Administrator expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

                           Any Claimant whose claim is denied, or deemed to be
denied under the preceding sentence, (or such Claimant's authorized representative) may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Administrator. Upon such a request for review, the claim shall be reviewed by the Administrator (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

                           The decision on review normally shall be made within
sixty (60) days of the Administrator's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Administrator, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty
(120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

         6.6 ADVICE. The Administrator may secure specialized advice or assistance as it deems necessary or desirable in connection with the administration and operation of the Plan and shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, any advice or opinion so obtained.

         6.7 DELEGATION. The Administrator shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person in the exercise of duties, powers or responsibilities delegated to such person shall have the same force and effect for all purposes hereunder as if such action had been taken by the Administrator. Further, the Administrator may authorize one or more persons to execute any certificate or document on behalf of the Administrator, in which event any person notified by the Administrator of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Administrator until such third person shall have been notified of the revocation of such authority. Except to the extent required by ERISA, the Administrator shall not be liable for any act or omission of any person to whom the Administrator's duties, powers or responsibilities have been delegated, nor shall any person to whom any duties, powers or responsibilities have been delegated have any liabilities with respect to any duties, powers or responsibilities not delegated to such person, except to the extent required by ERISA.

         6.8 LIABILITY; INDEMNIFICATION. Except to the extent required by ERISA, no member of the Administrator shall incur any liability: (i) by virtue of any contract, agreement, bond or other instrument made or executed by the member or on the member's behalf as a member of the Administrator, (ii) for any act or failure to act, or any mistake or judgment made by the member, with respect to the business of the Plan, unless resulting from the member's gross negligence or willful misconduct, or (iii) for the neglect, omission or wrongdoing of any other member of the Administrator or of any person employed or retained by the Administrator. The Employer shall indemnify and hold harmless each member of the Administrator from the effects and consequences of the member's acts, omissions and conduct with respect to the Plan, except to the extent that such effects and consequences shall result from the member's own willful misconduct or gross negligence. The foregoing right to indemnification shall be in addition to such other rights as the Administrator may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the Administrator may be entitled pursuant to the by-laws of the Employer, and, if the Administrator is an Employee, service as the Administrator shall be deemed in partial fulfillment of the member's employment function. In all computations, the Administrator shall be entitled to rely fully upon data furnished by the Employer and upon information furnished it by or on behalf of an Employee or Employees.

         6.9 INSURANCE. The Plan may purchase, as an expense of the Plan, liability insurance for the Plan and/or for its fiduciaries to cover liability or losses occurring by reason of an act or omission by a fiduciary; provided, that such insurance permits recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary. In addition, any fiduciary may purchase, from and for the fiduciary's own account, insurance to protect the fiduciary in the event of a breach of fiduciary duty, and the Employer may also purchase insurance to cover the potential liability of one or more persons who serve in a fiduciary capacity with regard to the Plan.

         6.10 BONDING. The Administrator shall arrange for such bonding as is required by law. Bonding in excess of the amount required by law shall not be considered required, but shall be permitted, by this Plan. The costs for such bonding shall be paid by the Employer or, if the Employer elects, from the Trust.

         6.11 COMPENSATION. The Administrator shall serve without compensation, but all expenses of the Administrator incurred in the performance of duties hereunder shall be proper charges to the Trust and shall be paid therefrom unless the Employer, in its discretion, chooses to pay such expenses.

                                    ARTICLE 7
                                TRUST AND TRUSTEE

         7.1 TRUST FUND. The Trust Fund shall consist of all contributions made or transferred to the Trust Fund as provided herein, and the investments and reinvestments thereof and the income thereon which shall be accumulated and added to principal.

         7.2 TRUSTEE CONTROL. The Trustee shall be appointed by the Plan Sponsor. The Trustee shall hold and invest the funds and assets received by the Trustee under this Plan subject to the terms of this Plan and the Trust Agreement. The Trustee shall be responsible only for such funds and assets as shall actually be received by the Trustee as Trustee hereunder.

                  So long as a Trustee is acting, title to any of the assets of the Trust Fund may be held or registered in the name of a nominee of the Trustee for ease of dealing with the same, provided that the books of the Trust reflect actual ownership. The Trustee shall be liable for the acts of its nominees. The assets so held or registered shall at all times remain in the possession or under the control of the Trustee.

         7.3 INVESTMENT OPTIONS. If procedures are implemented which permit Participants to direct the investment of their Plan accounts, the Trustee shall establish such investment options as the Administrator shall direct, and shall divide the trust among investment options in accordance with the investment directions of Participants which are made as provided in this Plan. Investment options shall be established either by direct investment or through the medium of a bank, a trust fund, an insurance contract or regulated investment company mutual fund, as the Administrator shall direct. Each investment option (a) shall be held and administered as part of the Trust, but (b) shall be separately invested and accounted for.

                  The assets of the Trust invested in each of the investment options shall be separately valued at fair market value as of the appropriate Valuation Date.

                                    ARTICLE 8
                                    AMENDMENT

         8.1 AMENDMENT. Except as herein limited, the Plan Sponsor shall have the right to amend this Plan at any time to any extent that it may deem advisable. Any amendment of the Plan shall be set forth in an instrument in writing approved by the Board of Directors. All Participants, the Employer, the Administrator and the Trustee shall be bound by any amendment to this Plan except that:

                  (a) No amendment shall increase the duties or liabilities of the Administrator or the Trustee without the consent of such party;

                  (b) No amendment shall have the effect of vesting in the Employer any interest in or control over any of the assets held by the Trustee pursuant to this Plan; and

                  (c) No amendment shall have the effect of the elimination of a benefit protected under Code ss.411(d)(6) with respect to the Plan, unless such elimination is permitted under Treasury Regulation ss.ss.1.401(a)-4 and 1.411(d)-4.

                  (d) No amendment to the Plan's vesting schedule shall deprive any Participant of any vested interest in his Plan Account. If the Plan's vesting schedule is amended, any Participant having not less than three (3) Years of Service shall be permitted to elect, in writing, to the Administrator, to have his vested percentage computed under the Plan without regard to such amendment, provided such Participant's vested percentage at some point under the amended schedule may be less than such Participant's vested percentage at some point under the prior vesting schedule.

                           The period during which the vesting schedule election
must be made by the Participant shall begin no later than the date the Plan amendment is adopted and end no later than the latest of the following dates:

                  (i) The date which is sixty (60) days after the day the amendment is adopted;

                  (ii) The date which is sixty (60) days after the day the amendment becomes effective;

                  (iii) The date which is sixty (60) days after the day the Participant is issued written notice of the amendment by the Employer or Administrator.

         8.2 PROCEDURE. An amendment under this Article shall be valid only if it is approved by the Board of Directors at a duly called meeting at which a quorum thereof is present or by written consent of the members of the Board of Directors executed in accordance with applicable state law.

                                    ARTICLE 9
                                   TERMINATION

         9.1 RIGHT TO TERMINATE. It is expected that this Plan and the payment of contributions hereunder will continue indefinitely, but the continuance of this Plan is not assumed as a contractual obligation of the Employer. The Plan Sponsor shall have the right at any time, and without the consent of any party, to terminate this Plan in its entirety. In addition, the Plan Sponsor shall have the right to terminate any Employer's participation herein as provided in
Section 13.9.

         9.2 EFFECT OF TERMINATION. Upon a termination of this Plan, upon a partial termination of the Plan as determined under applicable rules and regulations of the Internal Revenue Service or upon a complete discontinuance of contributions to the Plan, the Plan Account of each Participant with respect to whom the Plan is being terminated (including any such Participant who has not received a complete distribution of his vested Plan Account and has not incurred, as of the date of the termination, at least five (5) one-year Breaks in Service) or with respect to whom contributions are being discontinued shall become fully vested. Upon such termination or partial termination, the Administrator shall instruct the Trustee to distribute such Plan Account to each Participant (or his Beneficiaries) with respect to whom the Plan is being terminated, by suitable instrument of transfer and delivery thereof, all assets held by the Trustee for such Participant or retired Participant (or his Beneficiaries).

         9.3 PROCEDURE. Discontinuance or termination under this Article shall be valid only if it is approved by the Board of Directors at a duly called meeting at which a quorum thereof is present or by written consent of the members of the Board of Directors executed in accordance with applicable State law.

         9.4      MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE
EMPLOYER. In the event of merger or consolidation of the Employer, or transfer of all or substantially all of its assets to any corporation or other business, provisions may be made by any successor organization for the continuance of this Plan, and said successor shall in such event be substituted in place of the Employer by an appropriate instrument confirming such substitution and adopting this Plan. Notice of such substitution delivered to the Trustee shall be authority to the Trustee to recognize such successor in place of the Employer. The continuation of this Plan shall be by a separate plan and trust, to which the Trustee shall transfer the Plan Accounts of Employees of that Employer.

         9.5      MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE PLAN.
In the event of the merger, consolidation or transfer of the assets of the Plan with any other pension or profit sharing plan, such action shall be on terms providing that each Participant in this Plan would (if the transferee plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before such action (if the Plan had then terminated).

                                   ARTICLE 10
                      PROVISIONS TO PREVENT DISCRIMINATION

         10.1 NO SS.401(A) DISCRIMINATION. No contributions made to the Trust Fund by the Employer, nor benefits received from the Trust Fund by the Participants or their beneficiaries, shall be discriminatory within the meaning of Code ss.401.

         10.2 UNIFORM TREATMENT. This Plan shall be administered and construed in a uniform and non-discriminatory manner, treating similarly situated Participants alike.

                                   ARTICLE 11
                   IN-SERVICE WITHDRAWALS FROM PLAN ACCOUNTS

         11.1 HARDSHIP WITHDRAWALS. No amounts may be withdrawn from a Participant's Plan Account prior to the Participant's retirement, death, disability, termination of service with the Employer or attainment of fifty-nine and one-half (59 1/2), except in the case of financial hardship. A Participant may withdraw all or part of his Plan Account attributable to Salary Reduction Contributions (exclusive of earnings attributable thereto) Employer Discretionary Contributions while the Participant is an Employee, if the Participant is suffering an immediate and heavy financial need. A hardship withdrawal may not exceed the amount which is necessary to alleviate the Participant's financial hardship. The determination of the existence of an immediate and heavy financial need and of the amount necessary to alleviate the financial need shall be made based upon all the relevant facts and circumstances and in accordance with a combination of the "safe harbor" and the "non-safe harbor" standards set forth below, applied by the Plan Administrator on a nondiscriminatory basis.

                  (a) DEEMED IMMEDIATE AND HEAVY FINANCIAL NEED. A distribution will be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of (1) medical expenses described in Code ss.213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code ss.152) or necessary for these persons to obtain medical care described in Code ss.213(d); (2) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments); (3) the payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, or for the Participant's spouse, children, or dependents (as defined in Code ss.152); (4) payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; (5) any other event which is deemed an immediate and heavy financial need by the Secretary of Treasury; or
(6) any federal, state or local income taxes or penalties reasonably anticipated to result from the hardship distribution.

                  (b) DEEMED NECESSARY TO SATISFY FINANCIAL NEED. A distribution will be deemed to be necessary to alleviate the Participant's immediate and heavy financial need if the following requirements are satisfied: (1) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; and (2) the Participant has obtained all distributions, other than hardship distributions, and all non-taxable (at the time of the loan) loans currently available under the Plan, and all other plans maintained by the Employer.

                           A Participant who receives a hardship distribution
may not make Salary Reduction Contributions to the Plan (or to any other qualified or non-qualified plans of deferred compensation (including stock option, stock purchase and similar plans, and any cash or deferred arrangement that is part of a cafeteria plan under Code ss.125) maintained by the Employer, other than the mandatory employee contribution to a defined benefit plan and other than health or welfare plans) for the twelve (12) month period (effective as of January 1, 2002, the six (6) month period) beginning on the date of receipt of the hardship distribution, and the aggregate of Salary Reduction Contributions made by the Participant for the calendar year of the hardship distribution and the calendar year immediately following the year of distribution cannot exceed the dollar limitation in Code ss.402(g). Notwithstanding any other provision of the Plan, if a Participant is suspended from making Salary Reduction Contributions for a period of twelve (12) months (six (6) months after January 1, 2002) because of a hardship withdrawal, such Participant may resume making Salary Reduction Contributions immediately following such twelve (12) month period (six (6) month period after January 1, 2002).

         11.2 WITHDRAWALS AFTER AGE FIFTY-NINE AND ONE-HALF (59 1/2). A Participant who has attained age fifty-nine and one-half (59 1/2) may, while he is employed, withdraw from time to time all or any part of his vested interest in his Plan Account, subject, however, to such uniform rules as to required notice, frequency of withdrawals, minimum withdrawal amounts at any one time, and the like as the Administrator may establish.

         11.3 WITHDRAWALS FROM ROLLOVER CONTRIBUTION ACCOUNTS. A Participant may at any time withdraw all or any portion of the Participant's Rollover Contribution Account, subject, however, to such uniform rules as to required notice, frequency of withdrawals, minimum withdrawal amounts at any one time, and the like as the Administrator may establish.

                                   ARTICLE 12
                              TOP HEAVY PROVISIONS

         12.1 TOP HEAVY REQUIREMENTS. Notwithstanding anything contained herein to the contrary, if the Plan is a Top Heavy Plan for any Plan Year, then the Plan shall meet the following requirements for such Plan Year:

                  (a) MINIMUM VESTING REQUIREMENTS. Vesting shall be determined in accordance with one of the following schedules as designated by the Administrator by written resolution, except that if the vesting schedule then in effect is more favorable in all respects to Participants than either of the following schedules, the vesting schedule then in effect shall continue to apply:

                           (i) A Participant will have a fully vested interest
in his Plan Account upon completion of not more than three (3) Years of Service for vesting purposes; or

                           (ii) A Participant's vested interest in his Plan
Account will be determined under a schedule which is not less favorable to the Participant than the following:


YEARS OF SERVICE                                   VESTED INTEREST
============================== =================================================
Less than 2                                               0%
2 but less than 3                                         20%
3 but less than 4                                         40%
4 but less than 5                                         60%
5 but less than 6                                         80%
6 or more                                                100%
============================== =================================================

                           If the Administrator fails to designate one of the
preceding schedules, Schedule (ii) shall be deemed to have been designated.

                           If this Plan is found to be a Top Heavy Plan and
subsequently ceases to be a Top Heavy Plan, then the vested interest of a Participant with fewer than three (3) Years of Service on the date on which the Plan ceases to be a Top Heavy Plan in benefits accrued with respect to Plan Years after the Plan ceases to be a Top Heavy Plan shall be determined without regard to the preceding schedules; the vested interest of a Participant with more than three (3) Years of Service on that date shall in that event, upon the Participant's election, continue to be determined by the preceding schedules.

                           Notwithstanding the preceding, if the Plan's normal
vesting schedule is more favorable than the Top Heavy schedule above, the Plan's normal vesting schedule shall continue to apply when the Plan is a Top Heavy Plan. In addition, a Participant's vested percentage will not be reduced as the result of the Plan's change from Top Heavy to Non-Top Heavy status or from Non-Top Heavy to Top Heavy status.

                  (b) MINIMUM CONTRIBUTION REQUIREMENT. This Plan will provide a minimum contribution allocation for such Plan Year for each Participant who is eligible to participate in the Plan for the Plan Year (regardless of whether he has earned a Year of Service during the Plan Year), who is employed by the Employer on the last day of the Plan Year and who is a Non-Key Employee in an amount equal to at least three percent (3%) of such Participant's compensation (as defined in Section 3.4(a)) for such Plan Year. For limitation years commencing before January 1, 2000, the three percent (3%) minimum contribution allocation requirement shall be increased to four percent (4%) for any year in which the Employer also maintains a defined benefit pension plan if such increase is necessary to avoid the application of Code ss.416(h)(1), relating to special adjustments to Code ss.415 limits for Top Heavy Plans, and if the adjusted limitations of Code ss.416(h)(1) would otherwise be exceeded if such minimum contribution allocation were not so increased. In addition, for any limitation year commencing before January 1, 2000 in which the Plan is subject to the requirements of Code ss.416(h)(1), and the Employer wishes to use a factor of 1.25 in computing the fractions under Code ss.415(e), if a Non-Key Employee is a participant in both a defined benefit plan sponsored by the Employer and in this Plan, the top heavy defined benefit minimum accrual shall be increased by one (1) percentage point (up to a maximum of ten (10) percentage points) of the Employee's average compensation (as described in Treasury Regulation ss.1.416-1) for each year of service taken into account.

                           The minimum contribution allocation requirements set
forth hereinabove shall be adjusted in the following circumstances:

                           (i) The percentage minimum contribution allocation
required hereunder shall in no event exceed the percentage contribution allocation (including amounts attributable to salary reduction contributions) made for the Key Employee for whom such percentage is the highest for the Plan Year, after taking into account contribution allocations and benefits under other qualified plans in this Plan's aggregation group as provided in Code ss.416(c)(2)(B)(ii); and

                           (ii) No minimum contribution will be required (or the
minimum contribution will be reduced, as the case may be) for a Participant under this Plan for any Plan Year if the Participant's Employer maintains another qualified plan under which a minimum benefit or contribution is being funded or made for such year for the Participant in accordance with Code ss.416(c). If the other qualified plan is a defined benefit pension plan and if a Non-Key Employee is a participant in both the defined benefit pension plan and this Plan, the top-heavy minimum accrual shall be provided under the defined benefit plan and offset by the contributions provided under this Plan.

                           Notwithstanding anything in the Plan to the contrary,
for Plan Years beginning after December 31, 2001, Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code ss.416(c)(2) and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirement shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code ss.401(m).

                  (c) ADDITIONAL SUPER TOP HEAVY REQUIREMENT. If the Plan is a Super Top Heavy Plan for any Plan Year, the limitations on annual additions contained in Article 3 shall be adjusted pursuant to Codess.416(h).

         12.2 TOP HEAVY PLAN DEFINITIONS. For purposes of this Article, the following terms shall have the meanings provided below:

                  (a) A plan is a "TOP HEAVY PLAN" if, as of the Determination Date, the aggregate of the accounts of Key Employees under a defined contribution plan exceeds sixty percent (60%) of the aggregate of the accounts of all employees under such plan or, in the case of a defined benefit plan, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the plan for all employees, all as adjusted by and determined in accordance with the provisions of Code ss.416(g). The determination of whether a plan is Top Heavy shall be made after aggregating each Plan of the sponsoring Employer in which at least one Key Employee participates and each other plan of the sponsoring Employer which enables any plan in which at least one Key Employee participates to meet the requirements of Code ss.ss.401(a)(4) or 410 (including any such plan which has been terminated within the five (5) year period ending on the Determination Date), and after aggregating any plan not required to be aggregated by the foregoing if such aggregated group of plans, taking such plan into account, continues to meet the requirements of Code ss.ss.401(a)(4) and 410 (including any such plan which has been terminated within the five (5) year period ending on the Determination
Date). A plan is a "SUPER TOP HEAVY PLAN" if, as of the Determination Date, the plan would meet the test specified above for being a Top Heavy Plan if ninety percent (90%) were substituted for sixty percent (60%) in each place it appears in this subsection.

                           Notwithstanding anything in the Plan to the contrary,
for Plan Years beginning after December 31, 2001, this paragraph shall apply for purposes of determining the present values of accrued benefits and the amount of account balances of employees as of the Determination Date. The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code ss.416(g)(2) during the one (1) year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code ss.416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five (5) year period" for "one (1) year period". The accrued benefits and accounts of any individual who has not performed service for the Employer during the one (1) year period ending on the Determination Date shall not be taken into account.

                  (b) The "DETERMINATION DATE" for purposes of determining whether a plan is Top Heavy for a particular plan year is the last day of the preceding plan year (or, in the case of the first plan year of a plan, the last day of the first plan year).

                  (c) A "KEY EMPLOYEE" is any employee or former employee (including a Beneficiary of such employee or former employee) who at any time during the plan year or any of the four (4) preceding plan years is:



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                           (i) An officer of the plan sponsor or any corporation
required to be aggregated with the plan sponsor under Code ss.ss.414(b), (c),
(m) or (o) who has annual compensation (as defined below) from the plan sponsor or any corporation required to be aggregated with the plan sponsor under Code ss.ss.414(b), (c), (m) or (o) of more than fifty percent (50%) of the amount in effect under Code ss.415(b)(1)(A) for the plan year (but in no event shall the number of officers taken into account as Key Employees exceed the lesser of (i) fifty (50) or, (ii) the greater of three (3) or ten percent (10%) of all employees).

                           (ii) One (1) of the ten (10) Employees owning (or
considered as owning within the meaning of Code ss.318) both more than a one-half percent (1/2%) ownership interest and the largest percentage ownership interests in the Employer, and (ii) as annual compensation (as defined below) of more than the amount in effect under Code ss.415(c)(1)(A). For purposes of this Section, if two (2) Employees have the same interests in the Employer, the Employee having greater annual compensation (as defined below) from the Employer shall be treated as having a larger interest;

                           (iii) A person owning (or considered as owning within
the meaning of Code ss.318) more than five percent (5%) of the outstanding stock of the plan sponsor or stock possessing more than five percent (5%) of the total combined voting power of all stock of the plan sponsor; or

                           (iv) A person who has an annual compensation (as
defined below) from the plan sponsor (or any corporation required to be aggregated with the plan sponsor under Code ss.ss.414(b),(c), (m) or (o)) of more than one hundred fifty thousand dollars ($150,000) and who would be described in subparagraph (iii) hereof if one percent (1%) were substituted for five percent (5%).

                           For purposes of applying Codess.318 to the provisions
of this subsection, subparagraph (C) of Code ss.318(a)(2) shall be applied by substituting five percent (5%) for fifty percent (50%). In addition, the rules of subsections (b), (c) and (m) of Code ss.414 shall not apply for purposes of determining ownership of the plan sponsor under this subsection.

                           For purposes of determining whether an Employee is a
Key Employee, annual compensation means compensation as defined in Code ss.415(c)(3), but, to the extent not otherwise included for limitation years commencing before January 1, 1998, including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Code ss.125, 402(e)(3), 402(h) or 403(b).

                           Notwithstanding the preceding, for Plan Years
beginning after December 31, 2001, "Key Employee" means any employee or former employer (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than one hundred and thirty-thousand dollars ($130,000) (as adjusted under Code ss.416(i)(1) for Plan Years beginning after December 31, 2002), a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer having an annual compensation of more than one hundred and fifty thousand dollars ($150,000). For this purpose "annual compensation" means compensation within the meaning of Code ss.415(c)(3). The determination of who is a Key Employee will be made in accordance with Code ss.416(i)(1) and the applicable Regulations and other guidance of general applicability issued thereunder.

                  (d) A "NON-KEY EMPLOYEE" is any participant in a plan (including a Beneficiary of such participant) who is not a Key Employee.

                  (e) Effective as of January 1, 2001, the term "compensation" includes elective amounts that are not includible in gross income of the employee by reason of ss.132(f)(4) of the Code (relating to qualified transportation fringe benefits).

                                   ARTICLE 13
                                  MISCELLANEOUS

         13.1 NO RIGHT TO EMPLOYMENT. Participation in this Plan shall not give any person the right to be retained in the employ of the Employer, or any right or interest in this Plan other than as herein provided.

         13.2 HEADINGS; CONSTRUCTION. The headings and sub-headings in this instrument are inserted for convenience of reference only and are not to be considered in construing the provisions hereof. Unless otherwise required by the context, the use of the masculine pronoun shall include the feminine and the use of the singular number shall include the plural, and vice versa.

         13.3 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

         13.4 GOVERNING LAW. This Plan shall be construed, administered and governed in all respects under and by the laws of the State of New York, except to the extent pre-empted by Federal law.

         13.5 RULES AND REGULATIONS. By becoming a Participant, every Participant shall thereby be deemed to have agreed to abide by the rules and regulations of the Administrator made in accordance with this Plan, and to sign all papers necessary for the compliance therewith.

         13.6 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN. In the event that all, or any portion, of the distribution payable to a Participant or a Beneficiary shall remain unpaid solely because the Administrator cannot ascertain the whereabouts of the Participant or Beneficiary, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, the amount so distributable shall be treated as a forfeiture and used to reduce the Employer Discretionary Contribution for that Plan Year. However, the dollar amount, unadjusted for gains or losses in the interim, shall be reinstated if a claim for the benefit is made by the Participant or Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, neither the Trustee nor the Employer shall be liable to any person for any payment made in accordance with such law.

         13.7 NO ASSIGNMENT OF BENEFITS. Except as expressly provided herein or in connection with a judgment or settlement entered into on or after August 5, 1997, involving the Plan pursuant to the requirements of Code ss.401(a)(13)(C) or as otherwise required by law, no benefits under the Plan may be assigned or alienated, and the Trustee shall pay all amounts payable hereunder, and shall distribute all assets distributable hereunder, to any person, into the hands of such person and not unto any other person or corporation whatsoever, whether claiming by his authority or otherwise; nor may said payments be anticipated. Except as expressly provided herein, the interest of any Participant hereunder may not be assigned or encumbered, nor shall it be subject to attachment or other judicial process. However, deposit to the credit of the account of any person in a bank or trust company designated by such person in writing shall be deemed to be the equivalent of payment into the hands of such person. Notwithstanding the foregoing, amounts held for the benefit of a Participant may be paid in accordance with a "qualified domestic relations order" as defined in Code ss.414(p) (or a domestic relations order entered before January 1, 1985 which, in the judgment of the Administrator, is entitled to be treated as a qualified domestic relations order), so long as the payment complies with Code ss.414(p). A domestic relations order shall not fail to be a "qualified domestic relations order" if it provides for the payment of a portion or all of a Participant's Plan Account in one of the forms of payment provided under the Plan to an "alternate payee" prior to the Participant's "earliest retirement age," as defined in Code ss.414(p) and the Plan shall permit such distribution notwithstanding any other provision of the Plan to the contrary. Notwithstanding the foregoing, a Participant's Account may be offset if the offset is permitted under the provisions of ERISA ss.206 or Code ss.401(a)(13).

                  Notwithstanding the foregoing, amounts held for the benefit of a Participant may be offset, if the offset is permitted under the provisions of ERISA ss.206 or under the provisions of Code ss.401(a)(13).

         13.8 EXCLUSIVE BENEFIT. The Trust Fund shall be held by the Trustee for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan. No part of the Trust shall ever inure to the benefit of the Employer, except that:

                  (a) Any contribution made to the Trust Fund by the Employer which is attributable to a mistake of fact may be returned to the Employer (or in the case of Salary Reduction Contributions to the affected Participants) within one year after such contribution was made;

                  (b) All contributions shall be conditioned on their deductibility under Code ss.404, and any nondeductible contribution will be returned to the Employer (or in the case of Salary Reduction Contributions to the affected Participants) within one year after the date of disallowance of such deduction.

                  (c) If a return of contributions pursuant to the foregoing is due to a good faith mistake of fact or a good faith mistake in determining the deductibility of the contribution:

                           (i) The amount which may be returned is the excess of
the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction; and

                           (ii) Earnings attributable to such excess
contribution may not be withdrawn, but losses attributable thereto must reduce the amount to be returned; and

                           (iii) In no event may a return of contributions be
due which would cause the Account of any Participant to be reduced to an amount less than the amount which would have been credited to the Participant's Account if the mistaken amount had not been contributed.

                  (d) If the return of contributions is due to the non-deductibility for federal tax purposes under Code ss.404 or any statute of similar impact, any such amount attributable to Employer Contributions under
Section 3.2 shall be deemed forfeited within one year after the date of disallowance of the deduction and shall be applied to reduce future Employer Discretionary Contributions due hereunder.

         13.9     WITHDRAWAL OR TERMINATION BY AN EMPLOYER.

                  (a) Any Employer, by action of its board of directors or other governing authority and notice to the Plan Sponsor, the Administrator and the Trustee, may withdraw from the Plan and Trust at any time, or may terminate the Plan and Trust with respect to its Employees at any time, without affecting other Employers not withdrawing or terminating. A withdrawing Employer may arrange for the continuation of this Plan and Trust in separate forms for its own Employees, with such amendments, if any, as it may deem proper, and may arrange for continuation of the Plan and Trust by merger with an existing plan and trust, and transfer of Trust Fund assets. The Plan Sponsor may, in its absolute discretion, terminate an Employer's participation in this Plan at any time, without the consent of any Employer, Participant or Beneficiary.

                  (b) An Employer which withdraws from or terminates its participation in this Plan shall direct the Trustee to liquidate the share of the Trust Fund allocable to its Employees or their beneficiaries, as determined by the Administrator. If the Employer is not terminating the Plan, such share shall be transferred to a successor trust upon receipt of evidence satisfactory to the Administrator that the successor trust qualifies under Code ss.401(a). If the Employer is terminating the Plan, such share shall be distributed as provided in Article 9.

         13.10 STATUTE OF LIMITATIONS. No legal action (including, without limitation, any claim for benefits under Section 6.5) may be commenced or maintained to recover benefits under this Plan more than twelve (12) months after the final review/appeal decision by the Plan Administrator has been rendered (or deemed rendered).

         IN WITNESS WHEREOF, as evidence of its adoption of this Plan, the Employer has caused this Plan to be executed, generally effective as of January 1, 1997.


ATTEST/WITNESS:                             DEL LABORATORIES, INC


 /s/ GENE WEXLER                            By: /s/ ENZO J. VIALARDI
-----------------------------------         ------------------------------------

Print Name: Gene Wexler                     Print Name:  Enzo J. Vialardi
           ------------------------         ------------------------------------

                                            Title: Executive Vice President
                                            ------------------------------------

                                            Date: November 29, 2001
                                            ------------------------------------






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